UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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Starboard Investment Trust

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Cavalier Funds

Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

___________________________________

NOTICE OF MEETING
___________________________________

November 23, 2016

The Starboard Investment Trust, on behalf of the Cavalier Funds, each a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on December 23, 2016 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.
To approve an Investment Advisory Agreement for each of the Cavalier Funds with Cavalier Investments, LLC ("Cavalier Investments"), the Funds' proposed investment advisor, including proposed increases in the management fees for the Cavalier Dynamic Growth Fund, the Cavalier Global Opportunities Fund, the Cavalier Hedged High Income Fund, the Cavalier Multi Strategist Fund and the Cavalier Adaptive Income Fund;

2.
To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor;

3.
To approve an Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund and Cavalier Tactical Rotation Fund with Cavalier Investments, the Funds' proposed investment advisor, and Beaumont Financial Partners LLC, the Funds' proposed investment sub-advisor;

4.
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Bluestone Capital Management, LLC, the Fund's proposed investment sub-advisor;

5.
To approve an Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund and Cavalier Multi Strategist Fund with Cavalier Investments, the Funds' proposed investment advisor, and Carden Capital Management, LLC the Funds' proposed investment sub-advisor;

6.
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Julex Capital Management, LLC, the Fund's proposed investment sub-advisor;

7.
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Parasol Capital Management, LLC, the Fund's proposed investment sub-advisor;

8.
To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and StratiFi, LLC, the Fund's proposed investment sub-advisor;

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9.
To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Validus Growth Investors, LLC, the Fund's proposed investment sub-advisor;

10.
To approve an Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund with Cavalier Investments, the Fund's proposed investment advisor, and Efficient Market Advisors, LLC the Fund's proposed investment sub-advisor;

11.
To approve the Funds' reliance on an order by the Securities and Exchange Commission for which the Trust and Advisor have applied ("Application") for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), which will allow the Funds' investment advisor to hire sub-advisors without shareholder approval;

12.	To approve a change in the diversification status for the Cavalier Dividend Income Fund from diversified to non-diversified; and

13.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on November 11, 2016 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
Starboard Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by the internet or by telephone. See "Voting Procedures" in the Proxy Statement for additional information.
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Cavalier Funds
Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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PROXY STATEMENT
___________________________________

November 23, 2016

The Starboard Investment Trust, a Delaware statutory trust, on behalf of the Cavalier Funds, series of the Trust, will hold a Special Meeting of Shareholders on December 23, 2016 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (800) 773-3863.
Shareholders of record of the Funds at the close of business on November 11, 2016 (the "Record Date") are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Investment Advisory Agreement for the Cavalier Funds, approving the Funds' reliance on an order by the Securities and Exchange Commission for which the Trust and the Advisor have applied ("Application") for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), which will allow the Advisor to hire sub-advisers without shareholder approval, approving a proposed Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund (for shareholders of the Fund), approving a proposed Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund and an increase in the management fee (for shareholders of the Fund), approving a proposed Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund (for shareholders of the Fund), approving four proposed Investment Sub-Advisory Agreements and an increase in the management fee for the Cavalier Multi Strategist Fund (for shareholders of the Fund), approving a proposed Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund and an increase in the management fee (for shareholders of the Fund), approving two proposed Investment Sub-Advisory Agreements and an increase in the management fee for the Cavalier Dynamic Growth Fund (for shareholders of the Fund), approving a proposed Investment Sub-Advisory Agreement and increase in the management fee for the Cavalier Adaptive Income Fund (for shareholders of the Fund), and approving a change in diversification status for the Cavalier Dividend Income Fund from diversified to non-diversified (for shareholders of the Fund), as summarized below in the Proposals. Unsigned proxies will not be counted as present at the meeting.
A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies submitted by mail should be sent via the return envelope.  Proxies may also be submitted by phone to 1-800-690-6903 or online at www. proxyvote.com.
This proxy statement is being furnished by the Funds to their shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of each Fund's shareholders as of the Record Date with respect to each proposal indicated in the table below.
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Fund	Proposals
Cavalier Funds
To approve the Funds' reliance on an order by the Securities and Exchange Commission for which the Trust and the Advisor have applied ("Application") for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), which will allow the Advisor to hire sub-advisors without shareholder approval.

Cavalier Fundamental Growth Fund	To approve an Investment Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, LLC ("Cavalier Investments"), the Fund's proposed investment advisor.
To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor.

Cavalier Global Opportunities Fund
To approve an Investment Advisory Agreement for the Cavalier Global Opportunities Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor, including an increase in the management fee for the Cavalier Global Opportunities Fund under the proposed Investment Advisory Agreement.

To approve an Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund with Cavalier Investments, the Fund's proposed investment advisor, and Beaumont Financial Partners LLC, the Fund's proposed investment sub-advisor.

Cavalier Tactical Rotation Fund	To approve an Investment Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor.
To approve an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, the Fund's proposed investment advisor, and Beaumont Financial Partners LLC, the Fund's proposed investment sub-advisor.

Cavalier Multi Strategist Fund
To approve an Investment Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor, including an increase in the management fee for the Cavalier Multi Strategist Fund under the proposed Investment Advisory Agreement.

To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Bluestone Capital Management, LLC, the Fund's proposed investment sub-advisor.

To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Carden Capital Management, LLC, the Fund's proposed investment sub-adviser.

To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Julex Capital Management, LLC, the Fund's proposed investment sub-advisor

To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Parasol Capital Management, LLC, the Fund's proposed investment sub-advisor.

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Fund	Proposals
Cavalier Hedged High Income Fund
To approve an Investment Advisory Agreement for the Cavalier Hedged High Income Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor, including an increase in the management fee for the Cavalier Hedged High Income Fund under the proposed Investment Advisory Agreement.

To approve an Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund with Cavalier Investments, the Fund's proposed investment advisor, and Carden Capital Management, LLC, the Fund's proposed investment sub-advisor.

Cavalier Dynamic Growth Fund
To approve an Investment Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor, including an increase in the management fee for the Cavalier Dynamic Growth Fund under the proposed Investment Advisory Agreement.

To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and StratiFi, LLC, the Fund's proposed investment sub-advisor.

To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Validus Growth Investors, LLC, the Fund's proposed investment sub-advisor.

Cavalier Adaptive Income Fund
To approve an Investment Advisory Agreement for the Cavalier Adaptive Income Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor, including an increase in the management fee for the Cavalier Adaptive Income Fund under the proposed Investment Advisory Agreement.

To approve an Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund with Cavalier Investments, the Fund's proposed investment advisor, and Efficient Market Advisors, LLC, the Fund's proposed investment sub-advisor.

Cavalier Dividend Income Fund	To approve an Investment Advisory Agreement for the Cavalier Dividend Income Fund with Cavalier Investments, LLC, the Fund's proposed investment advisor.
To approve a change in the diversification status for the Cavalier Dividend Income Fund from diversified to non-diversified.
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Cavalier Funds
Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel: (800) 773-3863 Fax: (919) 882-9281

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OTHER INFORMATION

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November 23, 2016

Voting Securities
The Cavalier Funds are series of an open-end registered investment company that have the authority to issue an unlimited number of shares. As of November 11, 2016, the Record Date, there were 15,005,774.63 shares of the Cavalier Funds outstanding and entitled to vote at the Special Meeting.  As of November 11, 2016, the Record Date, there were 624,880.89 shares of the Cavalier Adaptive Income Fund outstanding and entitled to vote at the Special Meeting. As of November 11, 2016, the Record Date, there were 101,504.42 shares of the Cavalier Dividend Income Fund outstanding and entitled to vote at the Special Meeting.   As of November 11, 2016, the Record Date, there were 803,541.19 shares of the Cavalier Dynamic Growth Fund outstanding and entitled to vote at the Special Meeting. As of November 11, 2016, the Record Date, there were 4,131,308.20 shares of the Cavalier Fundamental Growth Fund outstanding and entitled to vote at the Special Meeting.   As of November 11, 2016, the Record Date, there were 985,234.17 shares of the Cavalier Global Opportunities Fund outstanding and entitled to vote at the Special Meeting.   As of November 11, 2016, the Record Date, there were 704,967.98 shares of the Cavalier Hedged High Income Fund outstanding and entitled to vote at the Special Meeting.  As of November 11, 2016, the Record Date, there were 528,698.05 shares of the Cavalier Multi Strategist Fund outstanding and entitled to vote at the Special Meeting.   As of November 11, 2016, the Record Date, there were 7,125,639.73 shares of the Cavalier Tactical Rotation Fund outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Funds as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Funds' Trustees and officers did not own shares of the Funds.
Cavalier Adaptive Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	422,961.94 Shares	91.15%*

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	Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	106,253.69 Shares	66.06%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	12,747.88 Shares	7.93%
Dean R Diehl 6848 Woodmeadow Drive Toledo, OH 43617	8,152.22 Shares	5.07%
Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None
Cavalier Dividend Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	58,203.27 Shares	62.47%*
Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	14,075.34 Shares	15.11%
The Nottingham Co 401k 116 S Franklin Street Rocky Mount, NC 27804	9,586.99 Shares	10.29%
Priscilla & James White 128 Magnolia Street Statesville, NC 28677	6,019.73 Shares	6.46%
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	2,818.20 Shares	33.81%*
Steven Fulton 7008 N 154th Street Bennington, NE 68007	1,252.70 Shares	15.03%

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Patricia Nathanson 6120 S Chanticleer Drive Maumee, OH 43537	697.22 Shares	8.36%
David Fielding 1301 East Ridge Drive Waterville, OH 43566	527.39 Shares	6.33%

Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Cavalier Dynamic Growth Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	611,249.78 Shares	86.26%*
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	67,319.67 Shares	70.89%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	5,577.69 Shares	5.87%

Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Cavalier Fundamental Growth Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	980,405.68 Shares	26.45%*

10

LPL Financial 4707 Executive Drive San Diego, CA 92121	567,734.27 Shares	15.32%
Wendy Navellier 2801 Market Street Saint Louis, MO 63103	459,397.51 Shares	12.39%
Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	420,394.74 Shares	11.34%
Navellier/Millennial Trust 2801 Market Street Saint Louis, MO 63103	193,537.86 Shares	5.22%
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	232,096.95 Shares	54.65%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	96,068.92 Shares	22.62%
UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086	72,121.14 Shares	16.98%

Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Cavalier Global Opportunities Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	401,112.76 shares	58.29%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	260,720.39 Shares	37.88%*

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Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	278,053.39 Shares	93.61%%*

Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Cavalier Hedged High Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	465,436.83 Shares	76.07%*
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	90,261.09 Shares	14.75%
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	41,757.29 Shares	44.86%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	18,606.35 Shares	19.99%
James McCormick 825 Wildlife Lane Estes Park, CO 80517	5,393.74 Shares	5.80%
Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

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Cavalier Multi Strategist Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	287,821.82 Shares	66.43%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	110,721.95 Shares	25.55%*
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	61,628.58 Shares	64.60%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	20,836.88 Shares	21.84%
Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None
Cavalier Tactical Rotation Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	4,074,207.50 Shares	61.95%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,375,502.07 Shares	20.92%
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	386,332.64 Shares	84.24%*

13

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	41,000.28 Shares	8.94%

Class P Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	90,398.79 Shares	99.48%*
 *The Fund believes that such entity does not have a beneficial ownership in such shares.
Shareholders owning more than 25% of the shares of a Fund are considered to "control" such Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.
Voting Procedures
Shareholders may vote by submitting a proxy to the Funds or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Funds using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by phone to 1-800-690-6903 or the internet at www.proxyvote.com.
The holders of a majority of the outstanding shares of the Funds entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.
A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Funds or (ii) more than 50% of the outstanding voting securities of the Funds, as defined in Section 2(a)(42) Investment Company Act of 1940, is required for approval of the proposals.
If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Funds on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
14

Shareholder Proposals
The Funds have not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Funds' proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Funds' proxy materials must be received within a reasonable period of time before the Funds begin to print and mail their proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Funds' shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Funds do not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Funds or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to  Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) phone at 1-800-690-6903; or (iii) online at www.proxyvote.com.
Proxy Solicitation; Expenses
The Funds' Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds and Cavalier Investments without additional compensation or, if necessary, a commercial firm retained for this purpose. Cavalier Investments will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Funds. The Funds intend to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. Cavalier Investments estimates that they will spend approximately $44,000 in total costs for soliciting shareholder proxies.
The Funds' Investment Advisor, Sub-Advisor, Principal Underwriter, and Administrator
The current investment advisor for the Funds is Cavalier Investments, LLC, with an address at 50 Braintree Hill Office Park, Suite 105, Braintree, MA  02184. The current investment sub-advisor for the Cavalier Fundamental Growth Fund is Navellier & Associates, Inc., 1 E Liberty St., Suite 504, Reno, NV 89501.  Beaumont Capital Management, LLC, 250 1st Avenue, Suite 101, Needham, MA  02494, is the current investment sub-advisor for the Cavalier Global Opportunities Fund and the Cavalier Tactical Rotation Fund.   Bluestone Capital Management, LLC, 37 West Avenue, Suite 201, Wayne, PA  19087, is t he current investment sub-advisors for the Cavalier Multi Strategist Fund.  Carden Capital, LLC, 101 N. Acacia Avenue, Suite 112, Solana Beach, CA  92075, is the current investment sub-advisor for the Cavalier Hedged High Income Fund and the Cavalier Multi Strategist Fund.  Efficient Market Advisors, LLC, 4180 La Jolla Village Drive, Suite 315, La Jolla, CA  92037, is the current investment sub-advisor for the Cavalier Adaptive Income Fund.  Julex Capital Management, LLC, 101 Federal Street, Suite 1900, Boston, MA  02110, is the current investment sub-advisor for the Cavalier Multi Strategist Fund.  Parasol Investment Management, LLC, 520 North Cass Avenue, Suite 200, Westmont, IL  60559, is the current investment sub-advisor for the Cavalier Multi-Strategist Fund.  StratiFi, LLC, 50 Congress Street, Suite 340, Boston, MA  02109, is the current investment sub-advisor for the Cavalier Dynamic Growth Fund.  Validus Growth Investors, LLC, 13520 Evening Creek Drive North, Suite 300B, San Diego, CA  92128, is the current investment sub-advisor for the Cavalier Dynamic Growth Fund. The Funds' principal underwriter is Capital Investment Group, Inc. with an address at 100 E. Six Forks Road, Raleigh North Carolina 27609. The Funds' administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.
15

Semi-Annual Report
The Funds' Semi-Annual Report for the fiscal period ended November 30, 2016, including audited financial statements, will be mailed to shareholders of record on or about January 29, 2017. The Funds will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Funds by writing Brooke Cockrell at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Funds toll-free at 1-800-773-3863.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
November 16, 2016

By Order of the Board of Trustees

/s/ James Speed

James Speed
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on December 23, 2016: The proxy statement is available at www.proxyvote.com.

16

Cavalier Funds
Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

___________________________________

PROPOSAL ONE

___________________________________

November 23, 2016

Proposal to Approve an Investment Advisory
Agreement between the Funds and Cavalier Investments

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Cavalier Funds (the "Funds") and Cavalier Investments, LLC ("Cavalier Investments").  The Cavalier Funds commenced operations on October 2, 2009.
The Current Interim Investment Advisory Agreement
The current interim Investment Advisory Agreement ("Interim Agreement") between the Cavalier Funds and Cavalier Investments was approved by the Board of Trustees at an special meeting held on July 21, 2016.  Prior to the approval of the Interim Agreement, Cavalier Investments served as the advisor to the Cavalier Funds pursuant to an investment advisory agreement approved by the Board on August 20, 2015 (the "Previous Agreement"), which was subsequently approved by the Cavalier Funds' shareholders.
On June 30, 2016, Gregory Rutherford, one of the founding principals of Cavalier Investments, entered into an agreement to purchase 250 shares of common stock of Cavalier Investments held by Scott Chaisson, the other founding principal of Cavalier Investments pursuant to a Stock Purchase Agreement, effective August 1, 2016 (the "Transaction").  As a result of the Transaction, Mr. Rutherford now owns a majority interest in Cavalier Investments, which was previously jointly owned by Messrs. Chaisson and Rutherford.  As a result of the Transaction, Mr. Rutherford, through his controlling interest in Cavalier16, Inc., has gone from a 50% interest in Cavalier Investments to a 100% interest (although certain friends and family of Mr. Rutherford retain minority interests in Cavalier Investments' parent).  Under the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), the Transaction created a change in control in Cavalier Investments, which thereby resulted in an "assignment" of the Previous Agreement.  As a result of this assignment, the Previous Agreement would have terminated upon the closing of the Transaction.
On July 21, 2016, the Board considered and approved Cavalier Investments, as an interim investment advisor to the Funds and approved Cavalier Investments as the investment advisor to the Funds, subject to shareholder approval.  As more fully discussed below, at the time of the consideration of the Interim Agreement and a new Investment Advisory Agreement, Cavalier Investments proposed increases in the management fees for several of the Cavalier Funds in order for Cavalier Investments to continue to provide services to those Funds.  Cavalier Investments noted that, if the management fees were not increased, its relationship to those Funds would not be profitable and it would not be able to effectively provide for an appropriate level of management services unless the management fees were increased. In the event that the proposal to increase the management fee is not approved with respect to each of the Funds, the Board of Trustees will consider alternatives for each Fund, including the potential liquidation of each Fund.
Thus, Cavalier Investments recommended that the management fee for the Cavalier Dynamic Growth Fund be raised from 0.45% to 1.15% of the Fund's average daily net assets.  They also recommended that the management fee for the Cavalier Adaptive Income Fund be raised from 0.45% to 1.00% of the Fund's average daily net assets.  They also recommended that the management fee for the Cavalier Hedged High Income Fund be raised from 0.45% to 1.00% of the Fund's average daily net assets.  They also recommended that the management fee for the Cavalier Global Opportunities Fund be raised from 0.45% to 1.10% of the Fund's average daily net assets.  They also recommended that the management fee for the Cavalier Multi Strategist Fund be raised from 0.45% to 1.00% of the Fund's average daily net assets.  Besides the increase in the management fees, no other changes to the Investment Advisory Agreement are being proposed.

Under the terms of the Interim Agreement, Cavalier Investments is entitled to a monthly fee from each Fund equal to the annualized rate of such Fund's average daily net assets as noted in the following table.  The table also shows the proposed management fees under the Proposed Agreement.
Fund	Current Management Fee	Proposed Management Fee	Current Expense Limitation	Proposed Expense Limitation
Cavalier Dynamic Growth Fund	0.45%	1.15%	1.40%	1.40%
Cavalier Adaptive Income Fund	0.45%	1.00%	1.30%	1.30%
Cavalier Hedged High Income Fund	0.45%	1.00%	1.44%	1.44%
Cavalier Global Opportunities Fund	0.45%	1.10%	1.10%	1.40%
Cavalier Tactical Rotation Fund	1.00%	1.00%	1.45%	1.45%
Cavalier Dividend Income Fund	0.90%	0.90%	1.88%	0.99%
Cavalier Multi Strategist Fund	0.45%	1.00%	1.48%	1.48%
Cavalier Fundamental Growth Fund	1.00%	1.00%	1.10%	1.35%

Other than the terms of Interim Agreement regarding Rule 15a-4 (as noted below) and the proposed management fee increases for certain of the Funds noted above, the terms of the Interim Agreement with Cavalier Investments remain unchanged from the terms of the Previous Agreement with Cavalier Investments.  For this compensation, Cavalier Investments provides the Funds with a program of continuous supervision of its assets, including monitoring a Fund's sub-advisor(s), if applicable. Under the terms of the interim Investment Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments pending approval by shareholders of the Funds of a permanent investment advisory agreement for the Funds; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Funds; and (iii) the Interim Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Funds do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, Cavalier Investments will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, $205,548.50 in advisory fees are held in escrow for Cavalier Investments, and no advisory fee payments have been paid since the Transaction.
The Investment Advisory Agreement
The Board is proposing that shareholders approve Cavalier Investments to continue providing advisory services to the Cavalier Funds. When evaluating the reasonableness of the proposed Investment Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Advisory Agreement, as further described below, including the nature of the services provided by Cavalier Investments, as well as the costs of such services and the profits to be realized by Cavalier Investments in providing such services. The Board did not consider other investment advisers as part of its consideration, as the Board had recently considered multiple advisers to provide services to the Funds during the prior year.  If the Investment Advisory Agreement is approved, Cavalier Investments will pursue the investment strategies of the Funds by employing the methodologies described in the Funds' Prospectus. In the event the Proposed Agreement is not approved (or if the proposed management fee increases are not approved), Cavalier Investments  will likely recommend the closure of the Funds.  In the past fiscal year, Cavalier Investments received $1,842,133 in advisory fees.  If the proposed higher management fees had been in effect, Cavalier Investments would have received $2,446,216 in advisory fees, which is a 29.61% increase in the advisory fees paid over the past fiscal year.

If approved by shareholders, the Investment Advisory Agreement will take effect as soon as practicable following approval. The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Funds under both the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement.

Cavalier Dynamic Growth Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Less Fee Waiver and/or Expense Limitation[2,3]
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.40% 0.07% 1.92% 0.45% 1.47%	0.45% 1.00% 1.40% 0.07% 2.92% 0.45% 2.47%	0.45% None 1.40% 0.07% 1.92% 0.30% 1.62%	1.15% None 1.40% 0.07% 2.62% 1.15% 1.47%	1.15% 1.00% 1.40% 0.07% 3.62% 1.15% 2.47%	1.15% None 1.40% 0.07% 2.62% 1.00% 1.62%
1.  "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.40% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.55% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31 , 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$350	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$350	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

You would pay the following expenses if you did not redeem your shares:

Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$250	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$250	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

Cavalier Adaptive Income Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Adaptive Income Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Adaptive Income Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.60% 0.40% 2.45% 0.75% 1.70%	0.45% 1.00% 1.60% 0.40% 3.45% 0.75% 2.70%	0.45% None 1.60% 0.40% 2.45% 0.60% 1.85%	1.00% None 1.60% 0.40% 3.00% 1.30% 1.70%	1.00% 1.00% 1.60% 0.40% 4.00% 1.30% 2.70%	1.00% None 1.60% 0.40% 3.00% 1.15% 1.85%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.30% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.45% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Adaptive Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$173	$692	$1,238	$2,729
Advisor Class	$373	$990	$1,729	$3,680
Class P	$188	$706	$1,252	$2,741
Proposed Agreement
Institutional Class	$173	$805	$1,463	$3,226
Advisor Class	$373	$1,100	$1,943	$4,126
Class P	$188	$819	$1,476	$3,237

You would pay the following expenses if you did not redeem your shares:

Cavalier Adaptive Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$173	$692	$1,238	$2,729
Advisor Class	$273	$990	$1,729	$3,680
Class P	$188	$706	$1,252	$2,741
Proposed Agreement
Institutional Class	$173	$805	$1,463	$3,226
Advisor Class	$273	$1,100	$1,943	$4,126
Class P	$188	$819	$1,476	$3,237

Cavalier Hedged High Income Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Hedged High Income Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Hedged High Income Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation2.3
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.55% 0.49% 2.49% 0.56% 1.93%	0.45% 1.00% 1.55% 0.49% 3.49% 0.56% 2.93%	0.45% None 1.55% 0.49% 2.49% 0.41% 2.08%	1.00% None 1.55% 0.49% 3.04% 1.11% 1.93%	1.00% 1.00% 1.55% 0.49% 4.04% 1.11% 2.93%	1.00% None 1.55% 0.49% 3.04% 0.96% 2.08%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.44% of the average daily net assets of the Fund for the Institutional and Advisor Class shares, and to not more than 1.59% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Hedged High Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$196	$722	$1,275	$2,784
Advisor Class	$396	$1,019	$1,765	$3,728
Class P	$211	$737	$1,289	$2,795
Proposed Agreement
Institutional Class	$196	$835	$1,499	$3,277
Advisor Class	$396	$1,129	$1,977	$4,172
Class P	$211	$849	$1,512	$3,288

You would pay the following expenses if you did not redeem your shares:

Cavalier Hedged High Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$196	$722	$1,275	$2,784
Advisor Class	$296	$1,019	$1,765	$3,728
Class P	$211	$737	$1,289	$2,795
Proposed Agreement
Institutional Class	$196	$835	$1,499	$3,277
Advisor Class	$296	$1,129	$1,977	$4,172
Class P	$211	$849	$1,512	$3,288

Cavalier Global Opportunities Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Global Opportunities Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Global Opportunities Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 0.77% 0.27% 1.49% 0.12% 1.37%	0.45% 1.00% 0.77% 0.27% 2.49% 0.12% 2.37%	0.45% None 0.77% 0.27% 1.49% 0.00% 1.49%	1.10% None 0.77% 0.27% 2.14% 0.47% 1.67%	1.10% 1.00% 0.77% 0.27% 3.14% 0.47% 2.67%	1.10% None 0.77% 0.27% 2.14% 0.32% 1.82%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement and Expense Limitation Agreement between the Advisor and the Fund.  The new Expense Limitation Agreement limits to the Fund's expenses to not more than 1.40% of the Fund's daily net assets for the Institutional and Advisor Class shares, and 1.55% for the Class P shares.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Global Opportunities Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$139	$459	$802	$1,769
Advisor Class	$340	$764	$1,315	$2,817
Class P	$152	$471	$813	$1,779
Proposed Agreement
Institutional Class	$170	$625	$1,106	$2,435
Advisor Class	$370	$925	$1,604	$3,416
Class P	$185	$639	$1,120	$2,447

You would pay the following expenses if you did not redeem your shares:

Cavalier Global Opportunities Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$139	$459	$802	$1,769
Advisor Class	$240	$764	$1,315	$2,817
Class P	$152	$471	$813	$1,779
Proposed Agreement
Institutional Class	$170	$625	$1,106	$2,435
Advisor Class	$270	$925	$1,604	$3,416
Class P	$185	$639	$1,120	$2,447

Cavalier Tactical Rotation Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Tactical Rotation Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Tactical Rotation Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expense
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	1.00% None 0.43% 0.36% 1.79% --- ---	1.00% 1.00% 0.43% 0.36% 2.79% --- ---	1.00% None 0.43% 0. 36% 1.79% --- ---	1.00% None 0.43% 0.36% 1.79% --- ---	1.00% 1.00% 0.43% 0.36% 2.79% --- ---	1.00% None 0.43% 0.36% 1.79% --- ---
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.45% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.60% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Tactical Rotation Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$382	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105
Proposed Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$382	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105

You would pay the following expenses if you did not redeem your shares:

Cavalier Tactical Rotation Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$282	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105
Proposed Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$282	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105

Cavalier Dividend Income Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Dividend Income Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Dividend Income Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.90% None 7.29% 0.39% 8.58% 6.31% 2.27%	0.90% 1.00% 7.29% 0.39% 9.58% 6.31% 3.27%	0.90% None 7.29% 0.39% 8.58% 6.16% 2.42%	0.90% None 7.29% 0.39% 8.58% 7.20% 1.38%	0.90% 1.00% 7.29% 0.39% 9.58% 7.20% 2.38%	0.90% None 7.29% 0.39% 8.58% 7.05% 1.53%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.88% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 2.03% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement and Expense Limitation Agreement between the Advisor and the Fund. The new Expense Limitation Agreement limits to the Fund's expenses to not more than 0.99% of the Fund's daily net assets for the Institutional and Advisor Class shares, and 1.14% for the Class P shares.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Dividend Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$190	$588	$1,011	$2,190
Advisor Class	$390	$889	$1,513	$3,195
Class P	$206	$655	$1,131	$2,445
Proposed Agreement
Institutional Class	$140	$1,856	$3,450	$6,963
Advisor Class	$341	$2,118	$3,827	$7,461
Class P	$156	$1,868	$3,460	$6,968

You would pay the following expenses if you did not redeem your shares:

Cavalier Dividend Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$190	$588	$1,011	$2,190
Advisor Class	$290	$889	$1,513	$3,195
Class P	$206	$655	$1,131	$2,445
Proposed Agreement
Institutional Class	$140	$1,856	$3,450	$6,963
Advisor Class	$241	$2,118	$3,827	$7,461
Class P	$156	$1,868	$3,460	$6,968

Cavalier Multi Strategist Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 3.63% 0.42% 4.50% 2.60% 1.90%	0.45% 1.00% 3.63% 0.42% 5.50% 2.60% 2.90%	0.45% None 3.63% 0.42% 4.50% 2.45% 2.05%	1.00% None 3.63% 0.42% 5.05% 3.15% 1.90%	1.00% 1.00% 3.63% 0.42% 6.05% 3.15% 2.90%	1.00% None 3.63% 0.42% 5.05% 3.00% 2.05%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$393	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$393	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

You would pay the following expenses if you did not redeem your shares:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$293	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$293	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

Cavalier Fundamental Growth Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Fundamental Growth Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed
On Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Fundamental Growth Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
	1.00% None 0.51% 0.01% 1.52% 0.41% 1.11%	1.00% 1.00% 0.51% 0.01% 2.52% 0.41% 2.11%	1.00% None 0.51% 0.01% 1.52% 0.26% 1.26%	1.00% None 0.51% 0.01% 1.52% 0.16% 1.36%	1.00% 1.00% 0.51% 0.01% 2.52% 0.16% 2.36%	1.00% None 0.51% 0.01% 1.52% 0.01% 1.51%
1.  "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement and Expense Limitation Agreement between the Advisor and the Fund.  The new Expense Limitation Agreement limits to the Fund's expenses to not more than 1.35% of the Fund's daily net assets for the Institutional and Advisor Class shares, and 1.50% for the Class P shares.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Fundamental Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$113	$440	$790	$1,778
Advisor Class	$314	$746	$1,304	$2,825
Class P	$128	$455	$804	$1,790
Proposed Agreement
Institutional Class	$138	$465	$814	$1,799
Advisor Class	$339	$769	$1,326	$2,844
Class P	$154	$479	$828	$1,812

You would pay the following expenses if you did not redeem your shares:

Cavalier Fundamental Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$113	$440	$790	$1,778
Advisor Class	$214	$746	$1,307	$2,825
Class P	$128	$455	$804	$1,790
Proposed Agreement
Institutional Class	$138	$465	$814	$1,799
Advisor Class	$239	$769	$1,326	$2,844
Class P	$154	$479	$828	$1,812

Other Material Terms of the Investment Advisory Agreement
The proposed Investment Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the current Investment Advisory Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will continue to provide that Cavalier Investments is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Cavalier Investments in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Advisory Agreement with Cavalier Investments is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.
About Cavalier Investments
Cavalier Investments is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
Cavalier Investments is a limited liability company formed under the laws of the Commonwealth of Massachusetts. Cavalier Investments is owned by Cavalier16 Inc., a corporation owned by Gregory Rutherford, CEO of Cavalier Investments, as well as certain friends and family members of Mr. Rutherford. The address for Cavalier16 Inc. is 50 Braintree Hill Park, Suite 105, Braintree, MA 02184. The names, addresses, titles, and principal occupations of the officers of Cavalier Investments are set forth below:

Name and Address	Title	Principal Occupation
Gregory A. Rutherford 50 Braintree Hill Park Suite 105 Braintree, MA 02184	President and CEO	CEO, Cavalier Investments
Scott G. Wetherington 2050 Marconi Drive Alpharetta, GA 30005	Chief Investment Officer	CIO, Cavalier Investments
Ryan DelGiudice 480 E. Swedesford Road Wayne, PA 19087	Chief Compliance Officer	Senior Manager, Cipperman Compliance Services, LLC

No Trustee of the Trust has any interest in Cavalier Investments or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (each of whom is not an "interested person," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Advisory Agreement for the Cavalier Funds. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by Cavalier Investments; (2) the investment performance of the Funds and Cavalier Investments; (3) the costs of the services to be provided and profits to be realized by Cavalier Investments and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds' investors; (5) Cavalier Investments' practices regarding brokerage and portfolio transactions; and (6) Cavalier Investments' practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement; a memorandum from Cavalier Investments to the Trustees explaining the rationale for the Investment Advisory Agreement; and a memorandum from the Funds' legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Advisory Agreement. The memorandum from Cavalier Investments to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Funds, investment advice, fees, and compliance program.  The Trustees' review of Cavalier Investments compliance program included a review of Cavalier Investments' written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisors Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Funds.
The Trustees also reviewed a memorandum from the Funds' legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Advisory Agreement for the Funds.
1.
The nature, extent, and quality of the services provided by Cavalier Investments In considering the nature, extent, and quality of the services provided by Cavalier Investments, the Trustees considered the responsibilities of Cavalier Investments under the Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by Cavalier Investments to the Funds under the proposed Investment Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Cavalier Investments to the Funds, including, without limitation, the anticipated quality of its investment advisory services.  The Board noted the backgrounds of the investment personnel of Cavalier Investments who would be responsible for the day-to-day management of each Fund. The Board also considered Cavalier Investments' efforts to promote the Funds, grow the assets of the Funds, and otherwise assist in the distribution of the Funds' shares.  The information reviewed by the Board included the services to be provided by Cavalier Investments (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to comparable funds; the advisory fee for each Fund as compared to the advisory fee charged to each Fund under the Previous Agreement.  The Board considered the performance and expense comparisons of the Funds against their peer group averages.

After reviewing the foregoing information and further information in the memorandum from Cavalier Investments (e.g., descriptions of Cavalier Investments' business, Cavalier Investments' compliance programs, and Cavalier Investments' registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Cavalier Investments would be satisfactory and adequate for the Funds.
2.
Investment performance of the Funds and Cavalier Investments. In considering the investment performance of the Funds and Advisor, the Trustees noted that the Funds' prior performance was attributable in part to the Funds' prior investment advisor. Thus, the ability of the Trustees to consider the investment performance of the Funds with respect to Cavalier Investments was limited. In that regard, the Trustees noted that Cavalier Investments was only responsible for approximately one year of the Funds' performance.

Given these circumstances, the Trustees reviewed the performance of the Funds, as Cavalier Investments would seek to continue the methodologies previously utilized in managing the Funds. The Trustees also considered the industry experience of Cavalier Investments' personnel.  It was noted that the Funds' performance since inception was similar to and comparable to its peers, outperforming some and underperforming others.  It noted that the Cavalier Hedged Equity Fund, Cavalier Global Opportunities Fund and Cavalier Multi Strategist Fund underperformed their peer group average during the one period but outperformed their peer group average during the three period  It was noted that the Cavalier Stable Income Fund and the Cavalier Adaptive Income Fund underperformed their peer group averages during the one year period but outperformed the averages during the three and give year periods.  It was noted that the Cavalier Hedged High Income Fund outperformed its peer group average over the one year period and underperformed during the three year period. It was noted that the Cavalier Dynamic Growth Fund outperformed its peer group average over the one, three and five year periods.  It was noted that the Cavalier Tactical Allocation Fund underperformed its peer group average over the one and three year periods.  It was noted that the Cavalier Fundamental Growth Fund outperformed its peer group average.  Thus, after considering the Funds' investment performance since inception and the experience of Cavalier Investments' personnel and other factors, the Board concluded that the investment performance of the Funds and Cavalier Investments was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Cavalier Investments. In considering the costs of the services to be provided and profits to be realized by Cavalier Investments and its affiliates from the relationship with the Funds, including any indirect benefits derived by Cavalier Investments from the relationship with the Funds, the Trustees first noted that management fees for certain of the Funds under the Agreement would be increased.  The Trustees considered the ability of the Advisor to operate the Funds economically under the current and proposed management fees.  The Trustees also noted that while the proposed management fees for certain Funds would increase, the expense ratios for those Funds would generally remain the same, due to changes in how the Funds were managed or to the Expense Limitation Agreement with the Advisor.  For most of the Funds, the Advisor had proposed maintaining the prior expense limitation cap, so that shareholders would not generally pay more in expenses due to increases in the management fee.

In considering the profitability of Cavalier Investments in providing the services contemplated under the Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Cavalier Investments. In particular, the Trustees noted that, as presented at the Board Meeting, Cavalier Investments would be responsible for pursuing the Funds' investment strategies by using the methodologies described in the Funds' prospectus.
The Trustees reviewed and discussed the financial stability and profitability of Cavalier Investments. The Trustees considered that Cavalier Investments had only commenced operations approximately one year ago.  The Board considered that Cavalier Investments provided historic and pro forma financial statements and other information bearing on financial viability, potential profitability, and other financial considerations.  The Board also considered whether Cavalier Investments would be well capitalized going forward based on the commitments of its owners.  The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale under current circumstances. The Board also considered any indirect benefits expected to be realized by Cavalier Investments and its affiliates from its relationship with the Funds.
The Trustees then compared the fees and expenses of the Funds (including the management fee) to other funds comparable in terms of the type of the Funds, the nature of their investment strategies, and their style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Advisory Agreement would be higher than those of the comparable funds. The Trustees pointed out that the Funds were smaller than the industry average and most of the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Cavalier Investments by the Funds were fair and reasonable in relation to the nature and quality of the services provided by Cavalier Investments and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Funds grow. The Trustees reviewed the Funds' fee arrangement with Cavalier Investments in order to evaluate the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds' investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds' shareholders to benefit from economies of scale as the Funds grow. The Trustees determined that the maximum management fee would stay the same when the Funds reach higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that, given the Funds' asset levels, economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees also noted that Cavalier Investments was contractually bound to limit the Funds' expenses through an Expense Limitation Agreement.  The Trustees noted the one-year term of the Expense Limitation Agreement but also noted that Cavalier Investments intended to renew the Expense Limitation Agreement in the future. The Trustees determined that these arrangements provided potential savings for the benefit of the Funds' investors.
Following further discussion of the Funds' asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds' fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Cavalier Investments.
5.
Practices regarding brokerage and portfolio transactions. In considering Cavalier Investments' practices regarding brokerage and portfolio transactions, the Trustees considered Cavalier Investments' standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Funds; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Cavalier Investments' practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Cavalier Investments' practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of Cavalier Investments' code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Cavalier Investments' standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Cavalier Investments as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Advisory Agreement and voted to recommend it to the shareholders of the Funds for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Advisory Agreement will benefit the Funds and their shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Funds' shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Fundamental Growth Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_______________________________________

PROPOSAL TWO

_______________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Navellier for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund between Cavalier Investments and Navellier & Associates, Inc.  The Cavalier Fundamental Growth Fund commenced operations on October 17, 2013.
The Current Interim Investment Sub-Advisory Agreement
The current interim Investment Sub-Advisory Agreement ("Interim Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Navellier & Associates, Inc. ("Navellier") with respect to the Cavalier Fundamental Growth Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.  Prior to the approval of the Interim Agreement, the prior Investment Sub-Advisory Agreement between Navellier and Cavalier Investments terminated due to a change in control of Cavalier Investments.  The prior Investment Sub-Advisory Agreement was approved by shareholders on December 7, 2015.  In the past fiscal year, Navellier received $94,011 in sub-advisory fees.
On August 1, 2016, Gregory Rutherford, one of the founding principals of Cavalier Investments, purchased 250 shares of common stock of Cavalier Investments held by Scott Chaisson, the other founding principal of Cavalier Investments pursuant to a Stock Purchase Agreement (the "Transaction").  As a result of the Transaction, Mr. Rutherford now owns a majority interest in Cavalier Investments, which was previously jointly owned by Messrs. Chaisson and Rutherford.  Under the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), the Transaction created a change in control in Cavalier Investments, which thereby resulted in an "assignment" of the Investment Advisory Agreement between Cavalier Investments and the Trust (the "Previous Agreement").  As a result of this assignment, the Previous Agreement would have terminated upon the closing of the Transaction. The termination of the Previous Agreement also resulted in the termination of the prior Investment Sub-Advisory Agreement between Cavalier Investments and Navellier with respect to the Fund.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Navellier.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Navellier, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Navellier is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $20 million, 0.30% of the Fund's average daily net assets from $20,000,001 to $100 million for assets under management in excess of $20 million, and 0.30% of the Fund's average daily net assets once the Fund's net assets exceed $100 million. For this compensation, Navellier provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Navellier, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Navellier will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, $57,163 is held in escrow for Cavalier Investments.

The Investment Sub-Advisory Agreement
The Board is proposing approval of the Investment Sub-Advisory Agreement between Cavalier Investments and Navellier by shareholders.  Under the proposed Investment Sub-Advisory Agreement, Navellier would be paid a sub-advisory fee equal to the annualized rate of 0% of the Fund's average daily net assets on assets up to $20 million, 0.30% on assets between $20 and $100 million, and 0.30% on all assets (including the first $20 million) once the Fund has over $100 million in assets.  The overall advisory fee for the Fund charged to shareholders will also not increase.
If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Fund will remain the same. With the exception of the investment advisor, all other terms of the Investment Sub-Advisory Agreement will remain unchanged.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Fundamental Growth Fund under both the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Cavalier Fundamental Growth Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Fundamental Growth Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Fundamental Growth Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
	1.00% None 0.51% 0.01% 1.52% 0.41% 1.11%	1.00% 1.00% 0.51% 0.01% 2.52% 0.41% 2.11%	1.00% None 0.51% 0.01% 1.52% 0.41% 1.26%	1.00% None 0.51% 0.01% 1.52% 0.16% 1.36%	1.00% 1.00% 0.51% 0.01% 2.52% 0.16% 2.36%	1.00% None 0.51% 0.01% 1.52% 0.01% 1.51%
1.  "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement and Expense Limitation Agreement between the Advisor and the Fund.  The new Expense Limitation Agreement limits to the Fund's expenses to not more than 1.35% of the Fund's daily net assets for the Institutional and Advisor Class shares, and 1.50% for the Class P shares.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Fundamental Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$113	$440	$790	$1,778
Advisor Class	$314	$746	$1,304	$2,825
Class P	$128	$455	$804	$1,790
Proposed Agreement
Institutional Class	$138	$465	$814	$1,799
Advisor Class	$339	$769	$1,326	$2,844
Class P	$154	$479	$828	$1,812

You would pay the following expenses if you did not redeem your shares:

Cavalier Fundamental Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$113	$440	$790	$1,778
Advisor Class	$214	$746	$1,307	$2,825
Class P	$128	$455	$804	$1,790
Proposed Agreement
Institutional Class	$138	$465	$814	$1,799
Advisor Class	$239	$769	$1,326	$2,844
Class P	$154	$479	$828	$1,812

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Navellier or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Like the current Investment Sub-Advisory Agreement, the proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Navellier is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Navellier in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Navellier is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About Navellier & Associates, Inc.
Navellier & Associates, Inc. is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
Navellier is a corporation formed under the laws of the State of Nevada.  Navellier is owned by Louis Navellier.  The names, addresses, titles, and principal occupations of the officers of Navellier are set forth below:
Name and Address	Title	Principal Occupation
Louis Navellier One E. Liberty Suite 504 Reno, NV 89501	Chief Investment Officer and Chief Compliance Officer	Chief Investment Officer and Chief Compliance Officer of Navellier & Associates, Inc.
Tanya M. Alexander One E. Liberty Suite 504 Reno, NV 89501	Chief Compliance Officer	Chief Compliance Officer of Navellier & Associates, Inc.

No Trustee of the Fund has any interest in Navellier or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Navellier; (2) the investment performance of the Fund and Navellier; (3) the costs of the services to be provided and profits to be realized by Navellier and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Navellier's practices regarding brokerage and portfolio transactions; and (6) Navellier' s practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Navellier to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Navellier to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Navellier's compliance program included a review of Navellier's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.

The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by Navellier. In considering the nature, extent, and quality of the services provided by Navellier, the Trustees considered the responsibilities of Navellier under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Navellier to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Navellier to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Navellier (e.g., descriptions of Navellier's business, Navellier's compliance programs, and Navellier's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Navellier would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and Navellier. In considering the investment performance of the Fund and Navellier, the Trustees noted that the Fund's prior performance was attributable to Navellier as the Fund's sub-advisor (pursuant to its Investment Sub-Advisory Agreement with Cavalier Investments). Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Navellier would continue to provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception was exceeded most of its peers and its peer group average.  Thus, after considering the Fund's investment performance since inception, that Navellier would continue to provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Navellier was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Navellier. In considering the costs of the services to be provided and profits to be realized by Navellier and its affiliates from the relationship with the Fund, including any indirect benefits derived by Navellier from the relationship with the Fund, the Trustees first noted that the fee payable to Navellier would remain the same as under the prior investment sub-advisory agreement.

In considering the profitability of Navellier in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Navellier. In particular, the Trustees noted that, as presented at the Board Meeting, Navellier would be responsible for pursuing the Fund's investment strategy by using its fundamental quantitative methodologies.
The Trustees reviewed the financial statements for Navellier and discussed the financial stability and profitability of the firm. The Trustees also noted that Navellier had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and its peer group average and the expense ratio under the proposed Investment Sub-Advisory Agreement would be higher than of the comparable funds and the peer group average. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Navellier by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Navellier and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Navellier in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Navellier.
5.
Practices regarding brokerage and portfolio transactions. In considering Navellier's practices regarding brokerage and portfolio transactions, the Trustees considered Navellier's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Navellier; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Navellier's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Navellier's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Navellier's code of ethics. Mr. Navellier noted that his family had invested in the Fund, so that the interests of the Sub-Advisor were aligned with those of the Fund's shareholders.  Following further consideration and discussion, the Board of Trustees indicated that Navellier's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Navellier as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Global Opportunities Fund
Cavalier Tactical Rotation Fund
Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

____________________________________

PROPOSAL THREE

_______________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Beaumont Financial Partners LLC for the Funds

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund and Cavalier Tactical Rotation Fund between Cavalier Investments and Beaumont Financial Partners LLC.  The Cavalier Global Opportunities Fund commenced operations on September 20, 2012.  The Cavalier Tactical Rotation Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Beaumont Financial Partners LLC ("Beaumont") with respect to the Cavalier Tactical Rotation Fund and the Cavalier Global Opportunities Fund (each a "Fund" and, together, the "Funds") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Beaumont as a new investment sub-advisor to the Funds.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund, Beaumont is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $10 million, 0.10% of the Fund's average daily net assets from $10,000,001 to $20 million, 0.45% of the Fund's average net assets from $20,000,001 to $100 million, and 0.45% of the Fund's average daily net assets once the Fund's net assets exceed $100 million. Under the proposed Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund, Beaumont is entitled to a monthly fee from the Fund equal to the annualized rate of 0.30% of the Fund's net assets from $0 to $80 million, and 0.40% of the Fund's average daily net assets once the Fund's net assets exceed $80 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Beaumont, as well as the costs of such services and the profits to be realized by Beaumont in providing such services. If the Investment Sub-Advisory Agreement is approved, Beaumont would be responsible for pursuing the Cavalier Global Opportunities Fund's investment strategy by using its global, tactical and quantitative process and pursuing the Cavalier Tactical Rotation's investment strategy by using its quantitatively driven, sector rotation process.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Beaumont.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Beaumont, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Beaumont is entitled to a monthly fee from the Cavalier Global Opportunities Fund equal to the annualized rate of up to 0.45% of the Fund's average daily net assets. Under the terms of the Interim Sub-Advisory Agreement, Beaumont is entitled to a monthly fee from the Cavalier Tactical Rotation Fund equal to the annualized rate of up to 0.40% of the Fund's average daily net assets. For this compensation, Beaumont provides the Funds with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company Act of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Beaumont, pending approval by shareholders of the Funds of a permanent investment sub-advisory agreement for the Funds; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Funds; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Funds do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Beaumont will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no investment advisory fees are held in escrow for Cavalier Global Opportunities Fund due to an expense waiver agreement between Cavalier Investments and the Funds, and no advisory fee payments have been paid since the closing of the Transaction. $71,462 is held in escrow for Cavalier Investments in relation to the Cavalier Tactical Rotation Fund.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Global Opportunities Fund before and after the adoption of the proposed Investment Advisory Agreement and  the proposed Investment Sub-Advisory Agreement.
Cavalier Global Opportunities Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Global Opportunities Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Global Opportunities Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 0.77% 0.27% 1.49% 0.12% 1.37%	0.45% 1.00% 0.77% 0.27% 2.49% 0.12% 2.37%	0.45% None 0.77% 0.27% 1.49% 0.00% 1.49%	1.10% None 0.77% 0.27% 2.14% 0.47% 1.67%	1.10% 1.00% 0.77% 0.27% 3.14% 0.47% 2.67%	1.10% None 0.77% 0.27% 2.14% 0.32% 1.82%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement and Expense Limitation Agreement between the Advisor and the Fund.  The new Expense Limitation Agreement limits to the Fund's expenses to not more than 1.40% of the Fund's daily net assets for the Institutional and Advisor Class shares, and 1.55% for the Class P shares.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Global Opportunities Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$139	$459	$802	$1,769
Advisor Class	$340	$764	$1,315	$2,817
Class P	$152	$471	$813	$1,779
Proposed Agreement
Institutional Class	$170	$625	$1,106	$2,435
Advisor Class	$370	$925	$1,604	$3,416
Class P	$185	$639	$1,120	$2,447

You would pay the following expenses if you did not redeem your shares:

Cavalier Global Opportunities Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$139	$459	$802	$1,769
Advisor Class	$240	$764	$1,315	$2,817
Class P	$152	$471	$813	$1,779
Proposed Agreement
Institutional Class	$170	$625	$1,106	$2,435
Advisor Class	$270	$925	$1,604	$3,416
Class P	$185	$639	$1,120	$2,447

The tables on the following page show the shareholder fees and pro forma annual operating expenses for the Cavalier Tactical Rotation Fund before and after the adoption of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.

Cavalier Tactical Rotation Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Tactical Rotation Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Tactical Rotation Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expense
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	1.00% None 0.43% 0.36% 1.79% --- ---	1.00% 1.00% 0.43% 0.36% 2.79% --- ---	1.00% None 0.43% 0. 36% 1.79% --- ---	1.00% None 0.43% 0.36% 1.79% --- ---	1.00% 1.00% 0.43% 0.36% 2.79% --- ---	1.00% None 0.43% 0.36% 1.79% --- ---
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.45% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.60% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Tactical Rotation Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$382	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105
Proposed Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$382	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105

You would pay the following expenses if you did not redeem your shares:

Cavalier Tactical Rotation Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$282	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105
Proposed Agreement
Institutional Class	$182	$563	$970	$2,105
Advisor Class	$282	$865	$1,474	$3,119
Class P	$182	$563	$970	$2,105

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Beaumont or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Beaumont is not liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Beaumont in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment C. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Beaumont is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About Beaumont Financial Partners LLC
Beaumont Financial Partners LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Beaumont is a limited liability company formed under the laws of the Commonwealth of Massachusetts. Beaumont is principally owned by David M. Haviland, both directly and through his ownership of H & Co Financial Services, Inc. The names, addresses, titles, and principal occupations of the members of Beaumont are set forth below:

Name and Address	Title	Principal Occupation
David Meade Haviland 250 1st Avenue Needham, MA 02494	Manager	Manager of Beaumont Financial Partners, LLC
Lawrence A. Fiore 250 1st Avenue Needham, MA 02494	Manager	Manager of Beaumont Financial Partners, LLC
Michael Snyder 250 1st Avenue Needham, MA 02494	CCO	Chief Compliance Officer of Beaumont Financial Partners, LLC

No Trustee of the Funds has any interest in Beaumont or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund and Cavalier Tactical Rotation Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Beaumont; (2) the investment performance of the Funds and Beaumont; (3) the costs of the services to be provided and profits to be realized by Beaumont and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds' investors; (5) Beaumont's practices regarding brokerage and portfolio transactions; and (6) Beaumont's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Beaumont to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Funds' legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Beaumont to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Beaumont's compliance program included a review of Beaumont's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Funds' legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Funds.
1.
The nature, extent, and quality of the services provided by Beaumont. In considering the nature, extent, and quality of the services provided by Beaumont, the Trustees considered the responsibilities of Beaumont under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Beaumont to the Funds under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Beaumont to the Funds, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Funds, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Beaumont (e.g., descriptions of Beaumont's business, Beaumont's compliance programs, and Beaumont's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Beaumont would be satisfactory and adequate for the Funds.
2.
Investment performance of the Funds and Beaumont. In considering the investment performance of the Funds and Advisor, the Trustees noted that the Funds' prior performance was attributable to the Funds' Advisor and prior investment advisor. Given these circumstances, the Trustees reviewed the performance of the Funds since inception, as Cavalier Investments would continue to provider advisory services to the Funds and Beaumont would provide sub-advisory services to the Funds, as well as performance information of accounts managed by Beaumont with similar investment strategies as the Funds. It was noted that the Cavalier Global Opportunities Fund underperformed its peer group average over the one year period and outperformed the peer group average over the three year period.  It was noted that the Cavalier Tactical Allocation Fund underperformed its peer group average over the one and three year periods.  Thus, after considering the Funds' investment performance since inception, that Beaumont would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Beaumont was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Beaumont. In considering the costs of the services to be provided and profits to be realized by Beaumont and its affiliates from the relationship with the Funds, including any indirect benefits derived by Beaumont from the relationship with the Funds, the Trustees first noted that the fees payable to Beaumont would be paid out of the management fee of Cavalier Investments.  It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Beaumont in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Beaumont. In particular, the Trustees noted that, as presented at the Board Meeting, Beaumont would be responsible for pursuing the Cavalier Global Opportunities Fund's investment strategy by using its global, tactical and quantitative process and pursuing the Cavalier Tactical Rotation's investment strategy by its using quantitatively driven, sector rotation process.
The Trustees reviewed the financial statements for Beaumont and discussed the financial stability and profitability of the firm. The Trustees also noted that Beaumont had sufficient capital to provide advisory services to the Funds.
The Trustees then compared the fees and expenses of the Funds (including the management fee) to other funds comparable in terms of the type of the Funds, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fees would be higher than those of the comparable funds and the expense ratios under the proposed Investment Sub-Advisory Agreement would be lower than of the comparable funds. The Trustees pointed out that the Funds were much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Beaumont by the Funds were fair and reasonable in relation to the nature and quality of the services provided by Beaumont and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Funds grow. The Trustees reviewed the Funds' fee arrangement with Cavalier Investments and Beaumont in order to evaluate the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds' investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds' shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Funds reach higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Funds' asset sizes. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Funds will benefit from economies of scale under the agreement with the Funds' administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Funds' expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Funds' investors.
Following further discussion of the Funds' asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds' fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Beaumont.
5.
Practices regarding brokerage and portfolio transactions. In considering Beaumont's practices regarding brokerage and portfolio transactions, the Trustees considered Beaumont's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Funds; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Beaumont; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Beaumont's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Beaumont's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of Beaumont's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Beaumont's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Beaumont as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Funds for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Funds and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Funds' shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Multi Strategist Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_______________________________________

PROPOSAL FOUR

_______________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Bluestone Capital Management, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund between Cavalier Investments and Bluestone Capital Management, LLC.  The Cavalier Multi Strategist Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Bluestone Capital Management, LLC ("Bluestone") with respect to the Cavalier Multi Strategist Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Bluestone as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund, Bluestone is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $20 million, 0.30% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.30% of the Fund's average daily net assets once the Fund's net assets exceed $100 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Bluestone, as well as the costs of such services and the profits to be realized by Bluestone in providing such services. If the Investment Sub-Advisory Agreement is approved, Bluestone will pursue the investment strategy of the Fund by using its tactical asset management strategy.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Bluestone.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Bluestone, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Bluestone is entitled to a monthly fee from the Fund equal to the annualized rate of up to .30% of the Fund's average daily net assets. For this compensation, Bluestone provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Bluestone, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Bluestone will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Multi Strategist Fund before and after the adoption of the proposed Investment Advisory Agreement and  the proposed Investment Sub-Advisory Agreement.
Cavalier Multi Strategist Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 3.63% 0.42% 4.50% 2.60% 1.90%	0.45% 1.00% 3.63% 0.42% 5.50% 2.60% 2.90%	0.45% None 3.63% 0.42% 4.50% 2.45% 2.05%	1.00% None 3.63% 0.42% 5.05% 3.15% 1.90%	1.00% 1.00% 3.63% 0.42% 6.05% 3.15% 2.90%	1.00% None 3.63% 0.42% 5.05% 3.00% 2.05%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$393	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$393	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

You would pay the following expenses if you did not redeem your shares:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$293	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$293	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Bluestone or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Bluestone is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Bluestone in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment D. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Bluestone is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Bluestone Capital Management, LLC
Bluestone Capital Management, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Bluestone is a limited liability company formed under the laws of the State of Pennsylvania. Bluestone is principally owned by Lee Calfo and Brian Shevland via their ownership of R5 Partners, Inc. The names, addresses, titles, and principal occupations of the officers of Bluestone are set forth below:
Name and Address	Title	Principal Occupation
Lee A. Calfo 37 West Avenue Wayne, PA 19087	President	President of Bluestone Capital Management, LLC
R5 Partners, Inc. 130 W. Lancaster Avenue Suite 301 Wayne, PA 19087	Member	Member of Bluestone Capital Management, LLC
Kenneth R. Smith 37 West Avenue Wayne, PA 19087	CCO	Chief Compliance Officer of Bluestone Capital Management, LLC
Brian C. Shevland 37 West Avenue Wayne, PA 19087	CEO	Chief Executive Officer of Bluestone Capital Management, LLC

No Trustee of the Fund has any interest in Bluestone or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Bluestone; (2) the investment performance of the Fund and Bluestone; (3) the costs of the services to be provided and profits to be realized by Bluestone and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Bluestone's practices regarding brokerage and portfolio transactions; and (6) Bluestone's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Bluestone to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Bluestone to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Bluestone's compliance program included a review of Bluestone's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.

The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by Bluestone. In considering the nature, extent, and quality of the services provided by Bluestone, the Trustees considered the responsibilities of Bluestone under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Bluestone to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Bluestone to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Bluestone (e.g., descriptions of Bluestone's business, Bluestone's compliance programs, and Bluestone's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Bluestone would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and Bluestone In considering the investment performance of the Fund and Bluestone, the Trustees noted that the Fund's prior performance was attributable in part to Cavalier Investments. Given these circumstances, the Trustees reviewed the performance of the Fund, as well as the performance of accounts managed by Bluestone with similar strategies to the Fund. It was noted that Bluestone's similarly managed accounts exceeded their benchmarks for the one year, five year and ten year periods.  It was noted that the Fund's performance since inception exceeded most of its peers over the three year period and was comparable to its peers over the one year period.  Thus, after considering the Fund's investment performance since inception, that Bluestone would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Bluestone was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Bluestone. In considering the costs of the services to be provided and profits to be realized by Bluestone and its affiliates from the relationship with the Fund, including any indirect benefits derived by Bluestone from the relationship with the Fund, the Trustees first noted that the fee payable to Bluestone would be paid by the Advisor out of its management fee.  It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Bluestone in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Bluestone. In particular, the Trustees noted that, as presented at the Board Meeting, Bluestone would be responsible for pursuing the Fund's investment strategy by using its tactical asset management strategy.
The Trustees reviewed the financial statements for Bluestone and discussed the financial stability and profitability of the firm. The Trustees also noted that Bluestone had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would be lower than of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Bluestone by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Bluestone and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Bluestone in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Bluestone.
5.
Practices regarding brokerage and portfolio transactions. In considering Bluestone's practices regarding brokerage and portfolio transactions, the Trustees considered Bluestone's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Bluestone; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Bluestone's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Bluestone's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Bluestone's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Bluestone's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Bluestone as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Hedged High Income Fund
Cavalier Multi Strategist Fund
Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_____________________________________

PROPOSAL FIVE

_____________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Carden Capital Management, LLC for the Funds

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund and Cavalier Multi Strategist Fund between Cavalier Investments and Carden Capital Management, LLC.  The Cavalier Hedged High Income Fund commenced operations on September 20, 2012.  The Cavalier Multi Strategist Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Carden Capital Management, LLC ("Carden") with respect to the Cavalier Hedged High Income Fund and Cavalier Multi Strategist Fund (each a "Fund" and, together, the "Funds") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Carden as a new investment sub-advisor to the Funds.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund, Carden is entitled to a monthly fee from the Fund equal to the annualized rate of 0.15% of the Fund's net assets from $0 to $20 million, 0.35% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.35% of the Fund's average daily net assets once the Fund's net assets exceed $100 million. Under the proposed Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund, Carden is entitled to a monthly fee from the Fund equal to the annualized rate of 0.15% of the Fund's net assets from $0 to $20 million, 0.35% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.35% of the Fund's average daily net assets once the Fund's net assets exceed $100 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Carden, as well as the costs of such services and the profits to be realized by Carden in providing such services. If the Investment Sub-Advisory Agreement is approved, Carden will pursue the Cavalier Hedged High Income Fund's investment strategy by investing in high yield ETFs based on its views on market volatility and will pursue the Cavalier Multi Strategist's investment strategy by investing either long or hedged in equities based on its views on market volatility.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Carden.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Carden, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Carden is entitled to a monthly fee from the Cavalier Hedged High Income Fund equal to the annualized rate of up to 0.35% of the Fund's average daily net assets. Under the terms of the Interim Sub-Advisory Agreement, Carden is entitled to a monthly fee from the Cavalier Multi Strategist Fund equal to the annualized rate of up to 0.35% of the Fund's average daily net assets. For this compensation, Carden provides the Funds with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Carden, pending approval by shareholders of the Funds of a permanent investment sub-advisory agreement for the Funds; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Funds; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Funds do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Carden will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Funds, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Hedged High Income Fund before and after the adoption of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Cavalier Hedged High Income Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Hedged High Income Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Hedged High Income Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation,[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.55% 0.49% 2.49% 0.56% 1.93%	0.45% 1.00% 1.55% 0.49% 3.49% 0.56% 2.93%	0.45% None 1.55% 0.49% 2.49% 0.41% 2.08%	1.00% None 1.55% 0.49% 3.04% 1.11% 1.93%	1.00% 1.00% 1.55% 0.49% 4.04% 1.11% 2.93%	1.00% None 1.55% 0.49% 3.04% 0.96% 2.08%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.44% of the average daily net assets of the Fund for the Institutional and Advisor Class shares, and to not more than 1.59% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Hedged High Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$196	$722	$1,275	$2,784
Advisor Class	$396	$1,019	$1,765	$3,728
Class P	$211	$737	$1,289	$2,795
Proposed Agreement
Institutional Class	$196	$835	$1,499	$3,277
Advisor Class	$396	$1,129	$1,977	$4,172
Class P	$211	$849	$1,512	$3,288

You would pay the following expenses if you did not redeem your shares:

Cavalier Hedged High Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$196	$722	$1,275	$2,784
Advisor Class	$296	$1,019	$1,765	$3,728
Class P	$211	$737	$1,289	$2,795
Proposed Agreement
Institutional Class	$196	$835	$1,499	$3,277
Advisor Class	$296	$1,129	$1,977	$4,172
Class P	$211	$849	$1,512	$3,288

The tables on the following page show the shareholder fees and pro forma annual operating expenses for the Cavalier Multi Strategist Fund before and after the adoption of the proposed Investment Advisory Agreement and  the proposed Investment Sub-Advisory Agreement.

Cavalier Multi Strategist Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 3.63% 0.42% 4.50% 2.60% 1.90%	0.45% 1.00% 3.63% 0.42% 5.50% 2.60% 2.90%	0.45% None 3.63% 0.42% 4.50% 2.45% 2.05%	1.00% None 3.63% 0.42% 5.05% 3.15% 1.90%	1.00% 1.00% 3.63% 0.42% 6.05% 3.15% 2.90%	1.00% None 3.63% 0.42% 5.05% 3.00% 2.05%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$393	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$393	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

You would pay the following expenses if you did not redeem your shares:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$293	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$293	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Carden or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Carden is not liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Carden in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment E. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Carden is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About Carden Capital Management, LLC
Carden Capital Management, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Carden is a limited liability company formed under the laws of the State of California. Carden is principally owned by Sean Wright and Gavan Duemke. The names, addresses, titles, and principal occupations of the officers of Carden are set forth below:

Name and Address	Title	Principal Occupation
Sean Evan Wright 101 N. Acacia Avenue Solana Beach, CA 92075	CCO and Managing Member	CCO and Managing Member of Carden Capital Management, LLC
Gavan Ragnar Duemke 101 N. Acacia Avenue Solana Beach, CA 92075	Managing Member	Managing Member of Carden Capital Management, LLC

No Trustee of the Funds has any interest in Carden or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund and  Cavalier Multi Strategist Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Carden; (2) the investment performance of the Funds and Carden; (3) the costs of the services to be provided and profits to be realized by Carden and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds' investors; (5) Carden's practices regarding brokerage and portfolio transactions; and (6) Carden's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Carden to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Funds' legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Carden to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Carden's compliance program included a review of Carden's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Funds' legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Funds.
1.
The nature, extent, and quality of the services provided by Carden. In considering the nature, extent, and quality of the services provided by Carden, the Trustees considered the responsibilities of Carden under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Carden to the Funds under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Carden to the Funds, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Funds, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Carden (e.g., descriptions of Carden's business, Carden's compliance programs, and Carden's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Carden would be satisfactory and adequate for the Funds.

2.
Investment performance of the Funds and Carden. In considering the investment performance of the Funds and Carden, the Trustees noted that the Funds' prior performance was attributable to the Funds' Advisor and prior investment advisor. Given these circumstances, the Trustees reviewed the performance of the Funds since inception, as Cavalier Investments would continue to provide services to the Funds, as well as performance information of accounts managed by Carden with similar investment strategies as the Funds, as Carden would provide sub-advisory services to the Funds. It was noted that the Funds' performance since inception was similar to most of its peers over the three-year period and greater than most of its peers over the one-year period.  Thus, after considering the Funds' investment performance since inception, that Carden would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Carden was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Carden. In considering the costs of the services to be provided and profits to be realized by Carden and its affiliates from the relationship with the Funds, including any indirect benefits derived by Carden from the relationship with the Funds, the Trustees first noted that the fees payable to Carden would be paid by the Advisor out of its management fee. It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Carden in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Carden. In particular, the Trustees noted that, as presented at the Board Meeting, Carden would be responsible for pursuing the Cavalier Hedged High Income Fund's investment strategy by investing in high yield ETFs based on its views on market volatility and will pursue the Cavalier Multi Strategist's investment strategy by investing either long or hedged in equities based on its views on market volatility.
The Trustees reviewed the financial statements for Carden and discussed the financial stability and profitability of the firm. The Trustees also noted that Carden had sufficient capital to provide advisory services to the Funds.
The Trustees then compared the fees and expenses of the Funds (including the management fee) to other funds comparable in terms of the type of the Funds, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fees would be higher than those of the comparable funds and the expense ratios under the proposed Investment Sub-Advisory Agreement would similar to those of the comparable funds. The Trustees pointed out that the Funds were much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Carden by the Funds were fair and reasonable in relation to the nature and quality of the services provided by Carden and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Funds grow. The Trustees reviewed the Funds' fee arrangement with Cavalier Investments and Carden in order to evaluate the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds' investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds' shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Funds reach higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Funds' asset sizes. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Funds will benefit from economies of scale under the agreement with the Funds' administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Funds' expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Funds' investors.

Following further discussion of the Funds' asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds' fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Carden.
5.
Practices regarding brokerage and portfolio transactions. In considering Carden's practices regarding brokerage and portfolio transactions, the Trustees considered Carden's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Funds; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Carden; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Carden's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Carden's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of Carden's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Carden's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Carden as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Funds for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Funds and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Funds' shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Multi Strategist Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_____________________________________

PROPOSAL SIX

_____________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Julex Capital Management, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund between Cavalier Investments and Julex Capital Management, LLC.  The Cavalier Multi Strategist Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Julex Capital Management, LLC ("Julex") with respect to the Cavalier Multi Strategist Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Julex as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund, Julex is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $17 million, and 0.30% of the Fund's average daily net assets once the Fund's net assets exceed $17 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Julex, as well as the costs of such services and the profits to be realized by Julex in providing such services. If the Investment Sub-Advisory Agreement is approved, Julex will pursue the investment strategy of the Fund by using its quantitative strategy to tactically position in US equity sectors and bonds.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Julex.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Julex, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Julex is entitled to a monthly fee from the Fund equal to the annualized rate of up to .30% of the Fund's average daily net assets. For this compensation, Julex provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Julex, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Julex will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Multi Strategist Fund before and after the adoption of the proposed Investment Advisory Agreement and  the proposed Investment Sub-Advisory Agreement.
Cavalier Multi Strategist Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases(as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 3.63% 0.42% 4.50% 2.60% 1.90%	0.45% 1.00% 3.63% 0.42% 5.50% 2.60% 2.90%	0.45% None 3.63% 0.42% 4.50% 2.45% 2.05%	1.00% None 3.63% 0.42% 5.05% 3.15% 1.90%	1.00% 1.00% 3.63% 0.42% 6.05% 3.15% 2.90%	1.00% None 3.63% 0.42% 5.05% 3.00% 2.05%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$393	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$393	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

You would pay the following expenses if you did not redeem your shares:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$293	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$293	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Julex or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Julex is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Julex in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment F. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Julex is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Julex Capital Management, LLC
Julex Capital Management, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Julex is a limited liability company formed under the laws of the Commonwealth of Massachusetts. Julex is principally owned by Dr. Henry Ma.  The names, addresses, titles, and principal occupations of the officers of Julex are set forth below:
Name and Address	Title	Principal Occupation
Dr. Henry Ma 101 Federal Street, Suite 1900 Boston, MA 02110	President	President of Julex Capital Management, LLC
Anthony Ash 101 Federal Street, Suite 1900 Boston, MA 02110	Managing Director	Managing Director of Julex Capital Management, LLC
Brian C. Phelan 101 Federal Street, Suite 1900 Boston, MA 02110	Managing Director	Managing Director of Julex Capital Management, LLC
John Hancock Life Insurance Company 601 Congress Street Boston, MA 02210	Member	Member of Julex Capital Management, LLC
Erik Christian Philbrook 101 Federal Street, Suite 1900 Boston, MA 02110	CCO	Chief Compliance Officer of Julex Capital Management, LLC
Jeffrey Brian Megar 101 Federal Street, Suite 1900 Boston, MA 02110	Managing Director	Managing Director of Julex Capital Management, LLC

No Trustee of the Fund has any interest in Julex or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Julex; (2) the investment performance of the Fund and Julex; (3) the costs of the services to be provided and profits to be realized by Julex and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Julex's practices regarding brokerage and portfolio transactions; and (6) Julex's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Julex to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Julex to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Julex's compliance program included a review of Julex's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.

The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by Julex. In considering the nature, extent, and quality of the services provided by Julex, the Trustees considered the responsibilities of Julex under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Julex to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Julex to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Julex (e.g., descriptions of Julex's business, Julex's compliance programs, and Julex's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Julex would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and Julex In considering the investment performance of the Fund and Julex, the Trustees noted that the Fund's prior performance was attributable to the Fund's advisor and prior investment advisor. Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Cavalier Investments would continue to provide services to the Fund, as well as performance information of accounts managed by Julex with similar strategies to the Fund, as Julex would provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception exceeded most of its peers over the three-year period and was similar to most of its peers over the one-year period.  Thus, after considering the Fund's investment performance since inception, that Julex would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Julex was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Julex. In considering the costs of the services to be provided and profits to be realized by Julex and its affiliates from the relationship with the Fund, including any indirect benefits derived by Julex from the relationship with the Fund, the Trustees first noted that the fee payable to Julex would be paid by the Advisor out of its management fee. It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Julex in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Julex. In particular, the Trustees noted that, as presented at the Board Meeting, Julex would be responsible for pursuing the Fund's investment strategy by using its quantitative strategy to tactically position in US equity sectors and bonds.
The Trustees reviewed the financial statements for Julex and discussed the financial stability and profitability of the firm. The Trustees also noted that Julex had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would similar to those of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Julex by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Julex and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Julex in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Julex.
5.
Practices regarding brokerage and portfolio transactions. In considering Julex's practices regarding brokerage and portfolio transactions, the Trustees considered Julex's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Julex; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Julex's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Julex's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Julex's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Julex's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Julex as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Multi Strategist Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

____________________________________

PROPOSAL SEVEN

____________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Parasol Capital Management, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund between Cavalier Investments and Parasol Capital Management, LLC.  The Cavalier Multi Strategist Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Parasol Capital Management, LLC ("Parasol") with respect to the Cavalier Multi Strategist Fund (the "Fund") was approved by the Board of Trustees at an special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Parasol as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund, Parasol is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $20 million, 0.30% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.30% of the Fund's average daily net assets once the Fund's net assets exceed $100 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Parasol, as well as the costs of such services and the profits to be realized by Parasol in providing such services. If the Investment Sub-Advisory Agreement is approved, Parasol will pursue the investment strategy of the Fund by using its strategy of broad multi-asset class diversification.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Parasol.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Parasol, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Parasol is entitled to a monthly fee from the Fund equal to the annualized rate of up to 0.30% of the Fund's average daily net assets. For this compensation, Parasol provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Parasol, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Parasol will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Multi Strategist Fund before and after the adoption of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Cavalier Multi Strategist Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Multi Strategist Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
 Fee Waiver and/or Expense Limitation[2,3]
 Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 3.63% 0.42% 4.50% 2.60% 1.90%	0.45% 1.00% 3.63% 0.42% 5.50% 2.60% 2.90%	0.45% None 3.63% 0.42% 4.50% 2.45% 2.05%	1.00% None 3.63% 0.42% 5.05% 3.15% 1.90%	1.00% 1.00% 3.63% 0.42% 6.05% 3.15% 2.90%	1.00% None 3.63% 0.42% 5.05% 3.00% 2.05%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$393	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$393	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

You would pay the following expenses if you did not redeem your shares:

Cavalier Multi Strategist Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$193	$1,125	$2,067	$4,464
Advisor Class	$293	$1,411	$2,517	$5,235
Class P	$208	$1,139	$2,080	$4,473
Proposed Agreement
Institutional Class	$193	$1,234	$2,273	$4,868
Advisor Class	$293	$1,516	$2,712	$5,597
Class P	$208	$1,247	$2,286	$4,877

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Parasol or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Parasol is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Parasol in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment G. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Parasol is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Parasol Capital Management, LLC
Parasol Capital Management, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Parasol is a limited liability company formed under the laws of the State of Illinois. Parasol is principally owned by
 First Midwest Bancorp, Inc.  The names, addresses, titles, and principal occupations of the officers of Parasol are set forth below:
Name and Address	Title	Principal Occupation
First Midwest Bancorp, Inc. One Pierce Place #1500 Itasca, IL 60143	Managing Member/Sole Member	Managing Member/Sole Member of Parasol Capital Management, LLC
Joy Ann Gruber 520 North Cass Avenue Suite 200 Westmont, IL 60559	CIO/CCO	CIO/CCO of Parasol Capital Management, LLC

No Trustee of the Fund has any interest in Parasol or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Parasol; (2) the investment performance of the Fund and Parasol; (3) the costs of the services to be provided and profits to be realized by Parasol and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Parasol's practices regarding brokerage and portfolio transactions; and (6) Parasol's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Parasol to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Parasol to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Parasol's compliance program included a review of Parasol's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by Parasol. In considering the nature, extent, and quality of the services provided by Parasol, the Trustees considered the responsibilities of Parasol under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Parasol to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Parasol to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Parasol (e.g., descriptions of Parasol's business, Parasol's compliance programs, and Parasol's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Parasol would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and Parasol In considering the investment performance of the Fund and Parasol, the Trustees noted that the Fund's prior performance was attributable to the Fund's advisor and prior investment advisor. Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Cavalier Investments would continue to provide services to the Fund, as well as performance information of accounts managed by Parasol with similar strategies to the Fund, as Parasol would provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception exceeded most of its peers over the three-year period and was similar to most of its peers over the one-year period.  Thus, after considering the Fund's investment performance since inception, that Parasol would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Parasol was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Parasol. In considering the costs of the services to be provided and profits to be realized by Parasol and its affiliates from the relationship with the Fund, including any indirect benefits derived by Parasol from the relationship with the Fund, the Trustees first noted that the fee payable to Parasol would be paid by the Advisor out of its management fee.  It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Parasol in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Parasol. In particular, the Trustees noted that, as presented at the Board Meeting, Parasol would be responsible for pursuing the Fund's investment strategy by using its strategy of broad multi-asset class diversification.
The Trustees reviewed the financial statements for Parasol and discussed the financial stability and profitability of the firm. The Trustees also noted that Parasol had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would similar to those of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.  The Board noted that the Fund's expense limitation was increasing as the Fund currently was not able to operate at a sustainable level due to the cost of fund operations.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Parasol by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Parasol and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Parasol in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Parasol.
5.
Practices regarding brokerage and portfolio transactions. In considering Parasol's practices regarding brokerage and portfolio transactions, the Trustees considered Parasol's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Parasol; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Parasol's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Parasol's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Parasol's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Parasol's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Parasol as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Dynamic Growth Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

__________________________________

PROPOSAL EIGHT

__________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and StratiFi, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund between Cavalier Investments and StratiFi, LLC.  The Cavalier Dynamic Growth Fund commenced operations on October 2, 2009.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and StratiFi, LLC ("StratiFi") with respect to the Cavalier Dynamic Growth Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add StratiFi as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund, StratiFi is entitled to a monthly fee from the Fund equal to the annualized rate of 0.00% of the Fund's net assets from $0 to $10 million, 0.05% of the Fund's average daily net assets from $10,000,001 to $20 million, 0.15% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.15% of the Fund's average daily net assets once the Fund's net assets exceed $100 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by StratiFi, as well as the costs of such services and the profits to be realized by StratiFi in providing such services. If the Investment Sub-Advisory Agreement is approved, StratiFi will pursue the investment strategy of the Fund by trading listed option securities (equity index and ETF calls and puts) to provide risk-offset and income enhancement to equity-based portfolios.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and StratiFi.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and StratiFi, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, StratiFi is entitled to a monthly fee from the Fund equal to the annualized rate of up to 0.15% of the Fund's average daily net assets. For this compensation, StratiFi provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to StratiFi, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, StratiFi will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Dynamic Growth Fund before and after the adoption of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Cavalier Dynamic Growth Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of the
lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Less Fee Waiver and/or Expense Limitation[2,3]
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.40% 0.07% 1.92% 0.45% 1.47%	0.45% 1.00% 1.40% 0.07% 2.92% 0.45% 2.47%	0.45% None 1.40% 0.07% 1.92% 0.30% 1.62%	1.15% None 1.40% 0.07% 2.62% 1.15% 1.47%	1.15% 1.00% 1.40% 0.07% 3.62% 1.15% 2.47%	1.15% None 1.40% 0.07% 2.62% 1.00% 1.62%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.40% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.55% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$350	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$350	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

You would pay the following expenses if you did not redeem your shares:

Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$250	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$250	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by StratiFi or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that StratiFi is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of StratiFi in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment H. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with StratiFi is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About StratiFi, LLC
StratiFi, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
StratiFi is a limited liability company formed under the laws of the State of California. StratiFi is principally owned by Jeffrey Wycoff, Ralph Melville, Akhil Lodka, and Michael Furlong. The names, addresses, titles, and principal occupations of the officers of StratiFi are set forth below:
Name and Address	Title	Principal Occupation
Jeffrey Dylan Wycoff 275 Sacramento Street 8th Floor San Francisco, CA 94111	Managing Member	Managing Member of StratiFi, LLC
Ralph Melville Drybrough 275 Sacramento Street 8th Floor San Francisco, CA 94111	Managing Member	Managing Member of StratiFi, LLC
Justin Hayes Schleifer 275 Sacramento Street 8th Floor San Francisco, CA 94111	Chief Compliance Officer	Chief Compliance Officer of StratiFi, LLC
Akhil Lodka 275 Sacramento Street 8th Floor San Francisco, CA 94111	Member	Member of StratiFi, LLC

No Trustee of the Fund has any interest in StratiFi or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by StratiFi; (2) the investment performance of the Fund and StratiFi; (3) the costs of the services to be provided and profits to be realized by StratiFi and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) StratiFi's practices regarding brokerage and portfolio transactions; and (6) StratiFi's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from StratiFi to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from StratiFi to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of StratiFi's compliance program included a review of StratiFi's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.

The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by StratiFi. In considering the nature, extent, and quality of the services provided by StratiFi, the Trustees considered the responsibilities of StratiFi under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by StratiFi to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by StratiFi to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from StratiFi (e.g., descriptions of StratiFi's business, StratiFi's compliance programs, and StratiFi's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by StratiFi would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and StratiFi. In considering the investment performance of the Fund and StratiFi, the Trustees noted that the Fund's prior performance was attributable in part to Cavalier Investments. Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Cavalier Investments would continue to provide services to the Fund, as well as performance information of accounts managed by StratiFi with similar strategies to the Fund, as StratiFi would provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception exceeded most of its peers over the one-, three- and five-year periods.  Thus, after considering the Fund's investment performance since inception, that StratiFi would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and StratiFi was satisfactory.

3.
Costs of the services to be provided and profits to be realized by StratiFi. In considering the costs of the services to be provided and profits to be realized by StratiFi and its affiliates from the relationship with the Fund, including any indirect benefits derived by StratiFi from the relationship with the Fund, the Trustees first noted that the fee payable to StratiFi would be paid by the Advisor out of its management fee. It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of StratiFi in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by StratiFi. In particular, the Trustees noted that, as presented at the Board Meeting, StratiFi would be responsible for pursuing the Fund's investment strategy by trading listed option securities (equity index and ETF calls and puts) to provide risk-offset and income enhancement to equity-based portfolios.
The Trustees reviewed the financial statements for StratiFi and discussed the financial stability and profitability of the firm. The Trustees also noted that they had requested a letter of support from the owners of StratiFi regarding the Sub-Advisor's commitments to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would higher than of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to StratiFi by the Fund were fair and reasonable in relation to the nature and quality of the services provided by StratiFi and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and StratiFi in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by StratiFi.
5.
Practices regarding brokerage and portfolio transactions. In considering StratiFi's practices regarding brokerage and portfolio transactions, the Trustees considered StratiFi's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with StratiFi; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that StratiFi's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering StratiFi's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of StratiFi's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that StratiFi's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from StratiFi as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Dynamic Growth Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

___________________________________

PROPOSAL NINE

___________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Validus Growth Investors, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund between Cavalier Investments and Validus Growth Investors, LLC.  The Cavalier Dynamic Growth Fund commenced operations on October 2, 2009.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Validus Growth Investors, LLC ("Validus") with respect to the Cavalier Dynamic Growth Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add Validus as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement, Validus would be paid a sub-advisory fee equal to the annualized rate of 0.35% of the Fund's average daily net assets. When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Validus, as well as the costs of such services and the profits to be realized by Validus in providing such services. If the Investment Sub-Advisory Agreement is approved, Validus will pursue the investment strategy of the Fund by investing in approximately 35 global equities with compelling growth stories and convincing positive buying behaviors while implementing stock-specific risk management tools.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and Validus.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and Validus, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Validus is entitled to a monthly fee from the Fund equal to the annualized rate of up to 0.35% of the Fund's average daily net assets. For this compensation, Validus provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Validus, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Validus will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Dynamic Growth Fund before and after the adoption of the proposed Investment Advisory Agreement and  the proposed Investment Sub-Advisory Agreement.
Cavalier Dynamic Growth Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases(as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Dynamic Growth Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Less Fee Waiver and/or Expense Limitation[2,3]
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.40% 0.07% 1.92% 0.45% 1.47%	0.45% 1.00% 1.40% 0.07% 2.92% 0.45% 2.47%	0.45% None 1.40% 0.07% 1.92% 0.30% 1.62%	1.15% None 1.40% 0.07% 2.62% 1.15% 1.47%	1.15% 1.00% 1.40% 0.07% 3.62% 1.15% 2.47%	1.15% None 1.40% 0.07% 2.62% 1.00% 1.62%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.40% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.55% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$350	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$350	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

You would pay the following expenses if you did not redeem your shares:

Cavalier Dynamic Growth Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$150	$559	$995	$2,207
Advisor Class	$250	$861	$1,498	$3,210
Class P	$165	$574	$1,009	$2,219
Proposed Agreement
Institutional Class	$150	$705	$1,287	$2,869
Advisor Class	$250	$1,003	$1,776	$3,805
Class P	$165	$719	$1,301	$2,880

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Validus or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Validus is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Validus in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment I. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Validus is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Validus Growth Investors, LLC
Validus Growth Investors, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
Validus is a limited liability company formed under the laws of the State of California.  Validus is principally owned by Raymond Lucia. The names, addresses, titles, and principal occupations of the officers of Validus are set forth below:
Name and Address	Title	Principal Occupation
Mark Christopher Scalzo 13520 Evening Creek Drive N Suite 300B San Diego, CA 92128	Managing Partner, CIO, Member	Managing Partner, CIO, Member of Validus Growth Investors, LLC
Veronique Lemaire Sanchez-Scalzo 13520 Evening Creek Drive N Suite 300B San Diego, CA 92128	CCO, Member	CCO, Member of Validus Growth Investors, LLC
Triley Ventures, LLC 8750 Lahontan Drive Truckee, CA 96161	Member	Member of Validus Growth Investors, LLC
Grail, LLC 3400 S. Main Street Los Angeles, CA 90007	Member	Member of Validus Growth Investors, LLC
RJL Holding Company, LLC 13520 Evening Creek Drive N Suite 300B San Diego, CA 92128	Member	Member of Validus Growth Investors, LLC
Raymond Joseph Lucia 13520 Evening Creek Drive N Suite 300B San Diego, CA 92128	Member	Member of Validus Growth Investors, LLC
Joseph Paul Lucia 13520 Evening Creek Drive N Suite 300B San Diego, CA 92128	Member	Member of Validus Growth Investors, LLC

No Trustee of the Fund has any interest in Validus or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Validus; (2) the investment performance of the Fund and Validus; (3) the costs of the services to be provided and profits to be realized by Validus and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Validus' practices regarding brokerage and portfolio transactions; and (6) Validus' practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Validus to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Validus to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Validus' compliance program included a review of Validus' written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.
The nature, extent, and quality of the services provided by Validus. In considering the nature, extent, and quality of the services provided by Validus, the Trustees considered the responsibilities of Validus under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Validus to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Validus to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from Validus (e.g., descriptions of Validus's business, Validus's compliance programs, and Validus's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Validus would be satisfactory and adequate for the Fund.
2.
Investment performance of the Fund and Validus In considering the investment performance of the Fund and Validus, the Trustees noted that the Fund's prior performance was attributable in part to Cavalier Investments. Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Cavalier Investments would continue to provide services to the Fund, as well as performance information of accounts managed by Validus with similar strategies to the Fund, as Validus would provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception exceeded most of its peers over the one- three- and five-year periods.  Thus, after considering the Fund's investment performance since inception, that Validus would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and Validus was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Validus. In considering the costs of the services to be provided and profits to be realized by Validus and its affiliates from the relationship with the Fund, including any indirect benefits derived by Validus from the relationship with the Fund, the Trustees first noted that the fee payable to Validus would be paid by the Advisor out of its management fee. It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of Validus in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Validus. In particular, the Trustees noted that, as presented at the Board Meeting, Validus would be responsible for pursuing the Fund's investment strategy by investing in approximately 35 global equities with compelling growth stories and convincing positive buying behaviors while implementing stock-specific risk management tools.

The Trustees reviewed the financial statements for Validus and discussed the financial stability and profitability of the firm. The Trustees also noted that they had requested a letter of support from the owners of Validus regarding the Sub-Advisor's commitments to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would higher than those of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Validus by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Validus and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Validus in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Validus.
5.
Practices regarding brokerage and portfolio transactions. In considering Validus's practices regarding brokerage and portfolio transactions, the Trustees considered Validus's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with Validus; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that Validus's practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest. In considering Validus's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Validus's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Validus's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Validus as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Adaptive Income Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_____________________________________
PROPOSAL TEN

_____________________________________

November 23, 2016

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Efficient Market Advisors, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund between Cavalier Investments and Efficient Market Advisors, LLC.  The Cavalier Adaptive Income Fund commenced operations on October 2, 2009.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments, LLC ("Cavalier Investments") and Efficient Market Advisors, LLC ("EMA") with respect to the Cavalier Adaptive Income Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on July 21, 2016.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add EMA as a new investment sub-advisor to the Fund. Under the proposed Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund, EMA is entitled to a monthly fee from the Fund equal to the annualized rate of 0.10% of the Fund's net assets from $0 to $10 million, 0.15% of the Fund's average daily net assets from $10,000,001 to $20 million, 0.30% of the Fund's average daily net assets from $20,000,001 to $100 million, and 0.30% of the Fund's average daily net assets once the Fund's net assets exceed $100 million.
When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by EMA, as well as the costs of such services and the profits to be realized by EMA in providing such services. If the Investment Sub-Advisory Agreement is approved, EMA will pursue the investment strategy of the Fund by investing in income oriented securities, including closed end funds, master limited partnerships, and preferred equity.
On July 21, 2016, the Board approved Cavalier Investments as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Cavalier Investments and EMA.  On July 21, 2016, the Board considered and approved a sub-advisory agreement between Cavalier Investments and EMA, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, EMA is entitled to a monthly fee from the Fund equal to the annualized rate of up to 0.30% of the Fund's average daily net assets. For this compensation, EMA provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to EMA, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, EMA will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.

If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Adaptive Income Fund before and after the adoption of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Cavalier Adaptive Income Fund

Shareholder Fees
(fees paid directly from your investment)

Cavalier Adaptive Income Fund	Current Agreement			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On
Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Cavalier Adaptive Income Fund	Current Agreement			Proposed Agreement[3]
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
Fee Waiver and/or Expense Limitation[2,3]
Net Annual Fund Operating Expenses
After Fee Waiver and/or Expense Limitation
	0.45% None 1.60% 0.40% 2.45% 0.75% 1.70%	0.45% 1.00% 1.60% 0.40% 3.45% 0.75% 2.70%	0.45% None 1.60% 0.40% 2.45% 0.60% 1.85%	1.00% None 1.60% 0.40% 3.00% 1.30% 1.70%	1.00% 1.00% 1.60% 0.40% 4.00% 1.30% 2.70%	1.00% None 1.60% 0.40% 3.00% 1.15% 1.85%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.30% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.45% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

3. Expenses have been restated to reflect new Investment Advisory Agreement between the Advisor and the Fund.

Example Costs:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Adaptive Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$173	$692	$1,238	$2,729
Advisor Class	$373	$990	$1,729	$3,680
Class P	$188	$706	$1,252	$2,741
Proposed Agreement
Institutional Class	$173	$805	$1,463	$3,226
Advisor Class	$373	$1,100	$1,943	$4,126
Class P	$188	$819	$1,476	$3,237

You would pay the following expenses if you did not redeem your shares:

Cavalier Adaptive Income Fund	1 Year	3 Years	5 Years	10 Years
Current Agreement
Institutional Class	$173	$692	$1,238	$2,729
Advisor Class	$273	$990	$1,729	$3,680
Class P	$188	$706	$1,252	$2,741
Proposed Agreement
Institutional Class	$173	$805	$1,463	$3,226
Advisor Class	$273	$1,100	$1,943	$4,126
Class P	$188	$819	$1,476	$3,237

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by EMA or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that EMA is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of EMA in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment J. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with EMA is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Efficient Market Advisors, LLC
Efficient Market Advisors, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
EMA is a limited liability company formed under the laws of the State of California. EMA is principally owned by Herbert William Morgan.  The names, addresses, titles, and principal occupations of the officers of EMA are set forth below:
Name and Address	Title	Principal Occupation
Herbert William Morgan 4180 La Jolla Village Drive La Jolla CA 92037	CEO/CIO	CEO/CIO of Efficient Market Advisors, LLC
Jeffrey Campbell Anderson 4180 La Jolla Village Drive La Jolla CA 92037	Senior Vice President	Senior Vice President of Efficient Market Advisors, LLC
Mary Patricia Morgan 4180 La Jolla Village Drive La Jolla CA 92037	Owner	Owner of Efficient Market Advisors, LLC
Rebecca Wilson 4180 La Jolla Village Drive La Jolla CA 92037	Vice President, CCO, and COO	Vice President, CCO, and COO of Efficient Market Advisors, LLC

No Trustee of the Fund has any interest in EMA or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by EMA; (2) the investment performance of the Fund and EMA; (3) the costs of the services to be provided and profits to be realized by EMA and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) EMA's practices regarding brokerage and portfolio transactions; and (6) EMA's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from EMA to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from EMA to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of EMA's compliance program included a review of EMA's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.

(1)
The nature, extent, and quality of the services provided by EMA. In considering the nature, extent, and quality of the services provided by EMA, the Trustees considered the responsibilities of EMA under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by EMA to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by EMA to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.

After reviewing the foregoing information and further information in the memorandum from EMA (e.g., descriptions of EMA's business, EMA's compliance programs, and EMA's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by EMA would be satisfactory and adequate for the Fund.
(2)
Investment performance of the Fund and EMA. In considering the investment performance of the Fund and EMA, the Trustees noted that the Fund's prior performance was attributable in part to Cavalier Investments. Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Cavalier Investments would continue to provide services to the Fund, as well as performance information of accounts managed by EMA with similar strategies to the Fund, as EMA would provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception was similar to most of its peers over the one-year period and exceeded most of its peers over the three- and five-year periods.  Thus, after considering the Fund's investment performance since inception, that EMA would provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded that the investment performance of the Fund and EMA was satisfactory.

(3)
Costs of the services to be provided and profits to be realized by EMA. In considering the costs of the services to be provided and profits to be realized by EMA and its affiliates from the relationship with the Fund, including any indirect benefits derived by EMA from the relationship with the Fund, the Trustees first noted that the fee payable to EMA would be paid by the Advisor out of its management fee. It was also noted that the Advisor and Sub-Advisor represented to the Trustees that the split of the advisory fee and sub-advisory fee was based on proportional workloads and expenses borne and, therefore, fair and reasonable.

In considering the profitability of EMA in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by EMA. In particular, the Trustees noted that, as presented at the Board Meeting, EMA would be responsible for pursuing the Fund's investment strategy by investing in a combination of asset classes.
The Trustees reviewed the financial statements for EMA and discussed the financial stability and profitability of the firm. The Trustees also noted that EMA had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be higher than those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would higher than those of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to EMA by the Fund were fair and reasonable in relation to the nature and quality of the services provided by EMA and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(4)
Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and EMA in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that economies of scale were unlikely to be achievable in the near future due to the Fund's asset size. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by EMA.
(5)
Practices regarding brokerage and portfolio transactions. In considering EMA's practices regarding brokerage and portfolio transactions, the Trustees considered EMA's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; any anticipated allocation of portfolio business to persons affiliated with EMA; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that EMA's practices regarding brokerage and portfolio transactions were satisfactory.

(6)
Practices regarding conflicts of interest. In considering EMA's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of EMA's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that EMA's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from EMA as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Cavalier Funds
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

________________________________

PROPOSAL ELEVEN

________________________________

November 23, 2016

Proposal to Approve the Funds' Reliance on an Order by the SEC for Exemption from Certain Disclosure Requirements and under Various rules and Forms of the 1940 Act

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Cavalier Funds (the "Funds") and Cavalier Investments, LLC ("Cavalier Investments").  The Cavalier Funds commenced operations on October 2, 2009.
Background
The purpose of this proposal is to enable the Advisor, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint additional non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without soliciting the approval of shareholders.  The Trust and the Adviser have applied for exemptive relief from the SEC (a "Manager of Managers Order") to permit the relevant Fund  to include and disclose only the Aggregate Fee Disclosure (as defined below),  under the certain rules and forms, including a Fund's prospectus and statement of additional information. Aggregate Fee Disclosure refers to (i) the aggregate fees paid by a Fund to the Advisor and any affiliated sub-advisor, and (ii) the aggregate fees paid by the Adviser to sub-advisors other than affiliated sub-advisors.
The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund.  Therefore, if and when the Advisor seeks to replace a sub-advisor or to hire additional sub-advisors to provide investment advisory services to the Funds, or there is a change of control of a sub-advisor, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and the Advisor or the Funds would be required to pay the costs of such activities.
The Board of Trustees of the Trust approved the filing of an application by the Trust and the Advisor for the Manager of Managers Order.
The Application for a Manager of Managers Order
The Application states that the Advisor will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisors or making material changes to an existing sub-advisory agreement, but approval by shareholders of the applicable Fund will not be sought or obtained.  The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-advisor that is not affiliated with the Advisor—shareholder approval would continue to be required for such actions involving an affiliated sub-advisor.
If the Manager of Managers Order is granted, Fund sub-advisory agreements will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, the Funds will prominently disclose in its prospectus that the Advisor monitors the Funds' sub-advisor(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-advisor(s) should be retained or released.  The Funds will also disclose that they operate pursuant to the terms and conditions of the Funds' Application.

When operating under the Manager of Managers Order, the Funds would not be required to disclose in their registration statement the specific amount of any advisory fees paid to a sub-advisor, except for any affiliated sub-advisor.  Additionally, the Funds would not be required to disclose any sub-advisor's compensation or any changes to such compensation or the terms of a sub-advisory agreement or any changes to such terms in any filings required to comply with Schedule 14A of the Securities Exchange Act of 1934.  The Funds would only be required to include Aggregate Fee Disclosure.
The Funds will be required within 90 days of the hiring of a new sub-advisor, to furnish Fund shareholders with all information about the new sub-advisor that would be included in a proxy statement, except that only aggregate advisory fees will be disclosed.
If the Manager of Managers Order is granted, the Funds will not begin relying on the order until Fund shareholders have approved the Funds to do so.
Board Considerations
At a meeting on March 10, 2016, the Board of Trustees considered whether to approve the filing of the Application on behalf of the Trust, and the Advisor (which also serves as an investment advisor to other funds in the Trust).  The Board noted that with the Manager of Managers Order, the Funds would be able to act more quickly and with less expense to replace sub-advisors when the Board and the Advisor feels that a change would benefit such Fund.  Without the Manager of Managers Order, the Board noted that a Fund could be left in the hands of a sub-advisor who would be unable to manage a Fund's assets diligently because of unexpected changes to the sub-advisors personnel or other events.  The Board also considered that, absent such an order, in a situation where a sub-advisor has unexpectedly resigned or a change-in-control event occurs, the Trust and the affected Fund could be forced to operate without a sub-advisor, which could be highly disruptive to the operations of the Funds.  The Application was initially filed with the SEC on March 18, 2016.
The Board concluded that permitting the Advisor and the Board to change sub-advisory arrangements when a change is in shareholders' best interests, without incurring unnecessary delay or expense, would be appropriate and in the interests of Fund shareholders and would allow the Funds to operate more efficiently.  The Board further considered utilizing such exemptive Order, if granted, for the Funds and approved such reliance upon shareholder approval.
Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote "FOR" approval of the Funds' reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act.

Cavalier Dividend Income Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

_____________________________

PROPOSAL TWELVE

_____________________________

November 23, 2016

Proposal to Approve a Change in the Fund's Diversification
Status from Diversified to Non-Diversified

The Board of Trustees is proposing the approval of a change in the diversification status for the Cavalier Dividend Income Fund (the "Fund") from diversified to non-diversified.  The Cavalier Dividend Income Fund commenced operations on September 20, 2012.
The Investment Company Act of 1940, as amended (the "1940 Act"), requires each investment company to recite in its registration statement its status as either a diversified or non-diversified fund.  If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund's total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.
The Fund is currently classified as a diversified fund under the 1940 Act. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund.  Fund management and the Board of Trustees recommend that the Fund be reclassified as a non-diversified fund, which would include the elimination of its current fundamental investment restriction regarding diversification.  As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund.
Fund management believes that the flexibility of the Fund to make more concentrated investments (i.e., to be able to invest to a greater extent in the securities of one or more issuers than if the fund remained diversified) will be important to the Fund.  This proposed change in the fund's classification is being made in connection with a change to invest the Fund's assets in issuers based in or primarily doing business in the state of Nebraska.  In contemplation with this change, the Fund's name will be changed to the Nebraska Index Fund.  The change to non-diversified status will provide the Fund portfolio management team with greater flexibility to invest within the highly concentrated Nebraska issuer market.  If approved, the change in fund strategy will likely result in significant, one-time, portfolio turnover as part of the transition.  This portfolio turnover may result in taxable events for the Fund, which would cause the Fund's shareholders to have tax consequences.
Fund management believes that the current classification of "diversified" creates a limitation on fund management given the nature of the Nebraska market.  The change in classification will allow the Fund to more fully implement the proposed change investment strategy.
To meet federal tax requirements for qualification as a regulated investment company, the fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than U.S. government securities or the shares of other regulated investment companies), and with respect to at least 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it may not own more than 10% of the outstanding voting securities of a single issuer. The Fund intends to continue to meet these tax requirements even if the proposed change to its diversification status under the 1940 Act is approved.

If the proposed change to the Fund's status from a diversified to a non-diversified fund is approved, the Fund would likely invest a greater portion of its assets in fewer issuers.  As a result, the Fund may be more sensitive to economic, business and political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares.
The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the proposal.

ATTACHMENT A

INVESTMENT ADVISORY AGREEMENT
between
STARBOARD INVESTMENT TRUST
and
CAVALIER INVESTMENTS

INDEX

1.	APPOINTMENT OF THE ADVISOR	pg 3
2.	OBLIGATIONS OF THE ADVISOR	pg 4
3.	COMPENSATION	pg 6
4.	STATUS OF ADVISOR	pg 6
5.	RETENTION OF SUB-ADVISOR	pg 7
6.	LIMITATION OF LIABILITY AND INDEMNIFICATION	pg 7
7.	LIABILITY OF SHAREHOLDERS	pg 8
8.	REPRESENTATIONS AND WARRANTIES	pg 8
9.	NOTICE OF CHANGE IN CONTROL	pg 8
10.	DURATION AND TERMINATION	pg 8
11.	AMENDMENT OF AGREEMENT	pg 9
12.	STRUCTURE OF AGREEMENT	pg 9
13.	MISCELLANEOUS	pg 10

APPENDIX A		pg 12

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made and entered into as of this ___ day of _________, _______, by and between STARBOARD INVESTMENT TRUST, a Delaware statutory trust (the "Trust"), and Cavalier Investments, a Massachusetts corporation (the "Adviser"), located at 50 Braintree Hill Park #105, Braintree, MA 02184, on behalf of the series of the Cavalier Fund Family enumerated in Appendix A hereof (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with the terms contained below, being herein referred to as a "Fund," and collectively as the "Funds.").

WHEREAS, The Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the "Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust offers such shares in the series named on Appendix A hereto; and

WHEREAS, the Adviser is or soon will be registered as an investment advisor under the Investment Advisers Act of 1940, and engages or will soon engage in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to furnish such services;

NOW, THEREFORE, the parties hereto agree as follows:

1.	APPOINTMENT OF THE ADVISOR
The Trust appoints the Advisor as investment advisor to the Funds, each a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	OBLIGATIONS OF THE ADVISOR
Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Funds.

(a)	Services. The Advisor agrees to perform the following services for the Funds and Trust:

i.	Manage the investment and reinvestment of the assets of the Funds;

ii.	Continuously review, supervise, and administer the investment program of the Funds;

iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Funds;

iv.	Provide the Funds and Trust with records concerning the Advisor's activities under this Agreement which the Funds and Trust are required to maintain;

v.	Render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities; and

vi.	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Funds' objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to each Fund and its other clients and that the total commission paid by each Fund will be reasonable in relation to the benefits to each Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Funds and Trust under this Agreement shall be the property of the Funds and Trust and, upon request, the Advisor shall surrender to the Funds and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

(f)
Code of Ethics.  The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-l) from violating the code.

3.	COMPENSATION

The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets  of each Fund, computed at the end of each month and payable within five business  days thereafter, according to the schedule attached hereto as Appendix A.

4.	STATUS OF ADVISOR
The services of the Advisor to the Funds and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Funds and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust's Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of each Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Funds or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	RETENTION OF SUB-ADVISOR
Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisors, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisors shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-advisor in connection with the performance of the Advisor's duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

Any liability of the Advisor to the Funds shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Funds shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Funds.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

8.	REPRESENTATIONS AND WARRANTIES

(a)
Advisor's Representations.  The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
Trust's Representations.  The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL

The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days' notice is not possible.

10.	DURATION AND TERMINATION

This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and

(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice to the Funds and Trust.

(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT

(a)
Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fun's' outstanding voting securities (as defined in the Investment Company Act of 1940).

(b)
Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.

12.	STRUCTURE OF AGREEMENT

The Trust is entering into this Agreement solely on behalf of the Funds.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	MISCELLANEOUS

(a)	Headings. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Use of Names.  The Trust acknowledges that all rights to the name "Cavalier Investments" belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

(c)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

[Signatures on Following Page]

 [Signature Page to Investment Advisory Agreement]

REPRESENTATION OF SIGNATORIES.  Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

 STARBOARD INVESTMENT TRUST

By:
Name: Kate M. Honey
Title: Principal Executive Officer

CAVALIER INVESTMENTS

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

Appendix A

COMPENSATION SCHEDULE

For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of each of the Funds as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in the Funds' Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
1. Cavalier Hedged High Income	1.00%
2. Cavalier Dividend Income	0.90%
3. Cavalier Fundamental Growth	1.00%
4. Cavalier Dynamic Growth	1.15%
5. Cavalier Global Opportunities	1.10%
6. Cavalier Tactical Rotation	1.00%
7. Cavalier Multi Strategist	1.00%
8. Cavalier Adaptive Income (Previously the Cavalier Stable Income Fund)	1.00%

ATTACHMENT B
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Navellier & Associates, Inc., a Nevada corporation ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Fundamental Growth Fund, a series of the Trust (the "Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $20 Million	Zero
$20,000,001 to $100 Million	30 basis points only on those assets under management ("AUM") above $20 Million
Above $100 Million	30 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be payable on a quarterly basis within fifteen (15) days of the conclusion of each quarter unless otherwise agreed to in writing signed by the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Canter Compass Investments, Inc.," or "Cavalier Investments," or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Navellier & Associates, Inc." or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a corporation duly organized and in good standing under the laws of the State of Nevada and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street,
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park,
Suite 105,
Braintree, MA 02184

If to the Sub-Advisor
Navellier & Associates, Inc.
One E. Liberty,
Suite 504,
Reno, Nevada 89501

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.

16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

[Signature Page to Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
NAVELLIER & ASSOCIATES, INC _________________________________
BY:
TITLE:

ATTACHMENT C
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among the Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Beaumont Financial Partners LLC, a Massachusetts Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Global Opportunities Fund and the Cavalier Tactical Rotation Fund, each a series of the Trust (the "Funds," and each a "Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Funds ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon reasonable request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so reasonably requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Cavalier Global Opportunities Fund
Fund Net Assets	Fee Rate
$0 to $10 Million	Zero
>$10 Million to $20 Million	10 basis points only on those assets under management ("AUM") above $10 Million
>$20 Million to $100 Million	45 basis points only on those assets under management ("AUM") above $20 Million
Above $100 Million	45 basis points (on all AUM)

Cavalier Tactical Rotation Fund
Fund Net Assets	Fee Rate
$0 to $80 Million	30 basis points
Above $80 Million	40 basis points only on those assets under management ("AUM") above $80 Million

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a 30 day period at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments and Cavalier Tactical Rotation Fund" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Beaumont Financial Partners, Beaumont Capital Management, BCM and BCM U.S. Sector Rotation" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust. If any party to this Agreement becomes legally compelled to disclose any confidential information of the other party or is served with any regulatory request, subpoena, discovery device, court order or other legal process seeking confidential information of the other party, the party being so compelled, prior to such disclosure and to the extent permitted by law, shall first provide the other party with prompt written notice of such disclosure obligation and cooperate, if requested, with the other party in its attempts to prevent such disclosure.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Beaumont Financial Partners
250 1st Avenue, Suite 101
Needham, MA 02494

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts, all of which together shall constitute one Agreement, binding on all the parties.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
BEAUMONT FINANCIAL PARTNERS _________________________________
BY:
TITLE:

ATTACHMENT D
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Bluestone Capital Management LLC, a Pennsylvania Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Multi Strategist Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $10 Million	Zero
>$10 to $20 Million	Zero
>$20 Million to $100 Million	30 basis points only on those assets under management ("AUM") above $20 Million
Above $100 Million	30 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Bluestone Capital" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Pennsylvania and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Bluestone Capital Management
37 West Ave, Suite 201
Wayne, PA 19087

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
BLUESTONE CAPITAL MANAGEMENT _________________________________
BY:
TITLE:

ATTACHMENT E
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Carden Capital LLC, a California Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Multi Strategist Fund, and the Cavalier Hedged High Income Fund, each a series of the Trust (the "Funds," and each a "Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Cavalier Multi Strategist Fund
Fund Net Assets	Fee Rate
$0 to $20 Million	15 basis points on assets under management ("AUM")
>$20 Million to $100 Million	35 basis points only on those AUM above $20 Million
Above $100 Million	35 basis points (on all AUM)

Cavalier Hedged High Income Fund
Fund Net Assets	Fee Rate
$0 to $20 Million	15 basis points on assets under management ("AUM")
>$20 Million to $100 Million	35 basis points only on those AUM above $20 Million
Above $100 Million	35 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Carden Capital" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of California and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    14.    Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Carden Capital
101 N. Acacia Avenue, Suite 112
Solana Beach, CA 92075

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
CARDEN CAPITAL _________________________________
BY:
TITLE:

ATTACHMENT F
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Julex Capital Management LLC, a Massachusetts Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Multi Strategist  Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $17 Million	Zero
>$17 Million	30 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Julex Capital" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Julex Capital Management
101 Federal Street, Suite 1900
Boston, MA 02110

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
JULEX CAPITAL MANEGEMENT _________________________________
BY:
TITLE:

ATTACHMENT G
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Parasol Investment Management LLC, a Delaware Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Multi Strategist Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $20 Million	Zero
>$20 Million to $100 Million	30 basis points (on AUM over $20 Million)
>$100 Million	30 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Parasol Investment Management" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Parasol Investment Management
520 North Cass Avenue, Suite 200
Westmont, IL 60559

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
PARASOL INVESTMENT MANAGEMENT _________________________________
BY:
TITLE:

ATTACHMENT H
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and StratiFi LLC, a Delaware Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Dynamic Growth Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and have the investment discretion to determine the composition of such assets in the Fund's portfolio, including determination and execution of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio. Provided, however, that the Sub-Advisor requires the Advisor to coordinate with the portfolio managers of other various sleeves of allocation in the Fund, in order to provide the information necessary for the Sub-Advisor to enact its overlay and investment program;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested. Notwithstanding the foregoing, Sub-Advisor is authorized to maintain copies of all such records.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $10 Million	Zero
<$10 Million to $20 Million	5 basis points
<$20 Million to $100 Million	15 basis points only on those assets under management ("AUM") above $20 Million
Above $100 Million	15 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not reasonably impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "StratiFi" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Masachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street, PO Box 69
Rocky Mount, NC 27802-0069

If to the Advisor:
Cavalier Investment Inc.
50 Braintree Hill Office Park #105
Braintree, MA 02184

If to the Sub-Advisor
StratiFi
50 Congress Street, Suite 340
Boston, MA 02109

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
STRATIFI _________________________________
BY:
TITLE:

ATTACHMENT I
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among the Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Validus Growth Investors LLC, a Nevada Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Dynamic Growth Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
All Assets	35 basis points

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Validus Growth Investors" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Nevada and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Validus Growth Investors
13520 Evening Creek Dr. N., Suite 300B
San Diego, CA 92128

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

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[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
VALIDUS GROWTH INVESTORS _________________________________
BY:
TITLE:

ATTACHMENT J
INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of [     ], 2016 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Cavalier Investments, Inc., a Massachusetts corporation ("Advisor") and Efficient Market Advisors LLC, a California Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Adaptive Income Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated [     ], 2016, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
 (a)  Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of the average daily net assets of the Fund as follows:

Fund Net Assets	Fee Rate
$0 to $10 Million	10 basis points on assets under management ("AUM")
>$10 Million to $20 Million	15 basis points only on those AUM above $10 Million
>$20 Million to $100 Million	30 basis points only on those AUM above $20 Million
Above $100 Million	30 basis points (on all AUM)

The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Efficient Market Advisors" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder..

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of California and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S Franklin Street
Rocky Mount, NC 27802

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park #105
Braintree, MA 02184

If to the Sub-Advisor
Efficient Market Advisors
4180 La Jolla Village Dr., Suite 315
La Jolla, CA 92037

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
STARBOARD INVESTMENT TRUST _________________________________	CAVALIER INVESTMENTS _________________________________
BY:	BY:
TITLE:	TITLE

INVESTMENT SUB-ADVISOR
EFFICIENT MARKET ADVISORS _________________________________
BY:
TITLE:

Starboard Investment Trust
CAVALIER FUNDS
Special Meeting of Shareholders on December 23, 2016
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of each applicable Cavalier Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on December 23, 2016, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated [PROXY STATEMENT DATE], receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposals with respect to each Fund. You may only complete this proxy with respect to a Fund if you were a shareholder of record of such Fund as November 11, 2016.
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor.	FOR AGAINST ABSTAIN □ □ □
To approve an Investment Advisory Agreement for the Cavalier Funds with Cavalier Investments, LLC ("Cavalier Investments"), the Funds' proposed investment advisor.	FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Global Opportunities Fund with Cavalier Investments, the Fund's proposed investment advisor, and Beaumont Financial Partners LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Advisory Agreement for the Cavalier Funds with Cavalier Investments ("Cavalier Investments"), including an increase in the management fee for the Cavalier Global Opportunities Fund under the proposed Investment Advisory Agreement.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, the Fund's proposed investment advisor, and Beaumont Financial Partners LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □

Proposal
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Bluestone Capital Management, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Carden Capital Management, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Julex Capital Management, LLC, the Fund's proposed investment sub-advisor
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Multi Strategist Fund with Cavalier Investments, the Fund's proposed investment advisor, and Parasol Capital Management, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an increase in the management fee for the Cavalier Multi Strategist Fund under the proposed Investment Advisory Agreement.	FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Hedged High Income Fund with Cavalier Investments, the Fund's proposed investment advisor, and Carden Capital Management, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an increase in the management fee for the Cavalier Hedged High Income Fund under the proposed Investment Advisory Agreement.	FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and StratiFi, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Dynamic Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Validus Growth Investors, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an increase in the management fee for the Cavalier Dynamic Growth Fund under the proposed Investment Advisory Agreement.	FOR AGAINST ABSTAIN □ □ □

Proposal
To approve an Investment Sub-Advisory Agreement for the Cavalier Adaptive Income Fund with Cavalier Investments, the Fund's proposed investment advisor, and Efficient Market Advisors, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □
To approve an increase in the management fee for the Cavalier Adaptive Income Fund under the proposed Investment Advisory Agreement.	FOR AGAINST ABSTAIN □ □ □
To approve the Funds' reliance on an order by the Securities and Exchange Commission for which the Trust and the Advisor have applied ("Application") for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), which will allow the Advisor to hire sub-advisors without shareholder approval.
FOR AGAINST ABSTAIN □ □ □
To approve a change in the diversification status for the Cavalier Dividend Income Fund from diversified to non-diversified.	FOR AGAINST ABSTAIN □ □ □

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) phone at 1-800-690-6903; or (iii) online at www.proxyvote.com. By returning this proxy, you authorize the proxy to vote on the proposals as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described.
Signature:	Signature (if shares held jointly):

By: ____________________________________	By: ___________________________________

Print Name: _____________________________	Print Name: _____________________________

Date: __________________________________	Dated: _________________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.